ASSIGNMENT AND ASSUMPTION OF LEASE AND GUARANTY


      THIS ASSIGNMENT AND ASSUMPTION OF LEASE AND GUARANTY ("Assignment") effective as of this 3rd day of April, 2006 by and between AEI FUND MANAGEMENT XVII, INC., a Minnesota corporation, ("Assignor") and AEI INCOME & GROWTH FUND 26 LLC, a Delaware limited liability company ("Assignee").

                            RECITALS

     WHEREAS, TSA Stores, Inc. (successor-by merger to Gart Bros. Sporting Goods Company, a Colorado corporation) (the "Tenant") is the tenant under that certain lease, dated as of December 10, 2001 (as the same may have been modified, supplemented, amended or assigned, the "Lease"), between Edgemark Development LLC, a Colorado limited liability company ("Original Landlord") and Tenant and pursuant to which Lease, Tenant leases that certain premises described on Exhibit A attached hereto and incorporated herein by this reference, in Sedgwick County, Kansas (the "Premises").

      WHEREAS, The Sports Authority, Inc. (successor-by-merger to
Gart  Sports  Company) ("Guarantor") has executed a Unconditional
Guaranty of Lease dated December 10, 2001 (the "Guaranty");

     WHEREAS, a Short Form Memorandum of Lease was recorded on March 12, 2002 in Deed Book 2399, page 0916, in the Sedgwick
County Recorder's Office;

     WHEREAS,  Edgemark  Development  LLC,  a  Colorado   limited
liability (predecessor to the Landlord) assigned the Lease to Sports Wichita LLC, a Kansas limited liability company by that Assignment and Assumption of Lease dated January 22, 2002;

     WHEREAS, Original Landlord conveyed the Premises to Silver Capital Net Lease Fund, LLC ("Silver") on July 1, 2003 in that certain Special Warranty Deed recorded on July 2, 2003 in Deed Book 2728, page 3492, in the Sedgwick County Recorder's Office, and assigned the Lease to Silver by that Assignment and Assumption of Lease dated July 1, 2003.

     WHEREAS, Silver conveyed the Premises to AEI Income & Growth Fund 25 LLC, a Delaware limited liability company, as to an undivided sixty (60.0%) percent interest as a tenant in common, and AEI Fund Management XVII, Inc., a Minnesota corporation, as to an undivided forty (40.0%) percent interest as a tenant in common, on December 22, 2005 in that certain Special Warranty Deed recorded at Document No. 000028748597 in the Sedgwick County Recorder's Office, and assigned the Lease to AEI Income & Growth Fund 25 LLC, a Delaware limited liability company, as to an undivided sixty (60.0%) percent interest as a tenant in common, and AEI Fund Management XVII, Inc., a Minnesota corporation, as to an undivided forty (40.0%) percent interest as a tenant in common, by that certain Assignment and Assumption of Lease and Guaranty dated December 22, 2005.

      WHEREAS, in connection with Assignor's conveyance of an undivided 29.5% interest as a tenant in common in the Premises to Assignee, Assignor desires to assign an undivided 29.5% interest as a tenant in common in its right, title and interest in and to the Lease and Guaranty to Assignee, and Assignee desires to assume Assignor's right, title and interest in and to the Lease and the Guaranty;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee agree as of the date hereof (the "Effective Date"), as follows:

     1. As of the Effective Date, Assignor hereby gives, grants, bargains, sells, conveys, transfers and sets over unto Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the Lease and the Guaranty.

     2. Assignee hereby accepts the foregoing assignment, and hereby assumes and agrees to be bound by and perform all of Assignor's obligations and liabilities to be performed and/or occurring under the Lease or the Guaranty on or after the Effective Date.

     3. Assignor hereby agrees to indemnify, defend and hold Assignee harmless from any liability, loss, cost or expense arising out of a failure to perform the obligations of Landlord under the Lease accruing prior to the Effective Date. Assignee hereby agrees to indemnify, defend and hold Assignor harmless from any liability, loss, cost or expense arising out of a failure to perform the obligations of Landlord under the Lease accruing from and after the Effective Date.

     4. Assignee hereby agrees that Assignor may, at Assignor's election and expense, proceed at law or equity to collect any delinquent rents accruing under the Lease prior to the Effective Date. Assignor hereby agrees that Assignee shall have no obligation to collect any rent due prior to the Effective Date under the Lease; provided, however, that in the event Assignee is paid rent from a tenant that has delinquent rent accruing prior to the Effective Date, and such payment is in excess of current rent due and payable under the Lease and any collection costs incurred by Assignee to collect such rents, then Assignee agrees to pay such excess amount to Assignor as soon as reasonably practicable after the date of receipt by Assignee. In the event that Assignor is paid any rents after the Effective Date, Assignor agrees to pay such to Assignee as soon as reasonably practicable after the date of receipt by Assignor.

     5. If any action is instituted by Assignor or Assignee for the purpose of enforcing or interpreting any provision of this Assignment, the prevailing party in such action shall be entitled to its reasonable attorneys' fees, costs and other expenses, provided, however, there shall be no prevailing party in a pretrial motion, voluntary dismissal, favorable settlement or otherwise, other than entry of a final judgment and such fees, costs and expenses may be recovered in the same action or in a separate proceeding.

     6. This Assignment shall be governed and construed in accordance with the laws of the State of Kansas.

     7. This Assignment shall be binding on the parties hereto and their respective successors and assigns.

     8. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this
Assignment as of the date and year first above written.


"ASSIGNOR"                    AEI FUND MANAGEMENT XVII, INC.
                              a Minnesota corporation


                              By: /s/ Robert P Johnson
                              Name:   Robert P Johnson
                              Title:  President


STATE OF MINNESOTA       )
                         ) ss.
COUNTY OF RAMSEY         )

The foregoing was acknowledged before me this 3rd day of April, by Robert P Johnson, in his capacity as the President of AEI Fund Management XVII, Inc., a Minnesota corporation, who acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation by authority of its board of directors on behalf of the company.

[Seal]                                /s/ Jennifer L Schriner
                              Print Name: Jennifer L Schriner
                              My Commission Expires: 1/31/2010



"ASSIGNEE"                    AEI INCOME & GROWTH  FUND  26 LLC,
                              a Delaware limited liability company

                              By:  AEI Fund Management XXI, Inc.,
                                   a  Minnesota  corporation,   its
                                   Managing Member

                              By:  /s/ Robert P Johnson
                              Name:    Robert P Johnson
                              Title:   President


STATE OF MINNESOTA       )
                         ) ss.
COUNTY OF RAMSEY         )

The foregoing was acknowledged before me this 3rd day of April, by Robert P Johnson, in his capacity as the President of AEI Fund Management XXI, Inc., a Minnesota corporation, the Managing Member of AEI Income & Growth Fund 26 LLC, a Delaware limited liability company, who acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation by authority of its board of directors on behalf of the company.

[Seal]                                 /s/ Jennifer L Schriner
                              Print Name:  Jennifer L Schriner
                              My Commission Expires: 01/31/2010




                            EXHIBIT A

                       (Legal Description)



Parcel 1:

Lot 2, Block 1, Sports & Recreation Addition to Wichita, Sedgwick
County, Kansas, more specifically described as follows:

Beginning at the Northeast corner of Lot 2, Block 1, Sports & Recreation Addition to Wichita, Sedgwick County, Kansas; thence, South 0 degrees 00'00" East a distance of 500.00 feet to the Southeast corner of said Lot 2; thence North 90 degrees 00'00" West a distance of 490.90 feet to the Southwest corner of said Lot 2; thence North 0 degrees 00'00" East a distance of 500.00 feet to the Northwest corner of said Lot 2; thence, North 90 degrees 00'00" East a distance of 490.90 feet to the point of beginning.

Parcel 2:

A non-exclusive easement for the benefit of Parcel 1 as created by the instrument dated October 10, 1994 and recorded November 17, 1994, on Film 1489, Page 1020, for the purpose of joint ingress and egress over and across the north 75 feet of the east 25 feet of Lot 1, Block 1, Sports & Recreation Addition to Wichita, Sedgwick County, Kansas.

Parcel 3:

A non-exclusive easement for the benefit of Parcel 1 as created by the instrument dated November 6, 1996 and recorded November 8, 1996, on Film 1652, Page 1358, for the purpose of vehicular (and pedestrian) ingress, egress, passage and delivery and installation, construction, repair and maintenance of utilities over, under, and across the following described premises:
Commencing at the Northeast corner of Lot 1, Block 1, Sports & Recreation Addition to Wichita, Sedgwick County, Kansas; thence South along the East line of said Lot 1 a distance of 75.00 feet for the point of beginning; thence continuing South without deflection 381.94 feet; thence with a deflection angle 89,a57'01" right-West 140.43 feet; thence following the arc of a curve to the left having a radius of 63.00 feet Southwesterly 48.77 feet; thence continuing tangent from said curve 10.21 feet to the Westerly line of said Lot 1; thence with a deflection angle 90,a00'00" right-Northwesterly along the Westerly line of said Lot 1 a distance of 30.00 feet; thence with a deflection angle 90,a00'00" right-Northeasterly 10.21 feet; thence following the arc of a curve to the right having a radius of 93.00 feet Northeasterly 72.00 feet; thence continuing tangent from said curve 95.48 feet; thence following the arc of a curve to the left having a radius of 30.00 feet Northeasterly 47.10 feet; thence continuing tangent from said curve and parallel with the East line of said Lot 1 a distance of 321.98 feet; thence with a deflection angle 90,a00'00" right-East parallel with the North line of said Lot 1 a distance of 15.00 feet to the point of beginning.

Parcel 4:

A non-exclusive easement for the benefit of Parcel 1 as created by the instrument dated October 10, 1994 and recorded November 17,1994 on Film 1489, Page 1019, for the purpose of constructing, maintaining, and repairing a drainage system, over, along, and under the following described tracts of land to-wit: The centerline of a 10 foot drainage easement described as follows:
Beginning at a point on the East line and 15 feet South of the Northeast corner of Lot 1, Block 1, of said Addition; thence West, parallel to and 15 feet South of the North line of said Lot 1, 305 feet; thence Northwesterly to a point on the West line and 5 feet South of the Northwest corner of said Lot 1; AND The centerline of a 10 foot drainage easement described as follows:
Beginning at a point on the East line and 39 feet North of the Southeast corner of Lot 1, Block 1, of said Addition; thence Southwesterly to a point on the West line and 46.03 feet Northwest of the Southwest corner of said Lot 1.

Parcel ID #: 113070210100100A

Common Address: 6959 East 21st Street
                  Wichita, Kansas







                          ASSIGNMENT
                              OF
                AGREEMENT OF PURCHASE AND SALE

      THIS ASSIGNMENT made and entered into this 21st day of December, 2005, by and between AEI FUND MANAGEMENT, INC., a Minnesota corporation, ("Assignor") and AEI Income & Growth Fund 25 LLC, a Delaware limited liability company, and AEI Fund Management XVII, Inc., a Minnesota corporation.

     WITNESSETH, that:

      WHEREAS, on the 16th day of December, 2005, Assignor entered into a Agreement of Purchase and Sale (referred to as the "Agreement") for that certain property located at 6959 E. 21st N. Street, Wichita, Kansas (the "Property") with Silver Capital Net Lease Fund I, LLC, a Virginia limited liability company, as Seller; and

      WHEREAS, Assignor desires to assign to AEI Income & Growth Fund 25 LLC, an undivided sixty percent (60.0%) interest as a tenant in common, and AEI Fund Management XVII, Inc., an undivided forty percent (40.0%) interest as a tenant in common, (together referred to as the "Assignee") all of Assignor's rights, title and interest in, to and under the Agreement regarding the Property and Assignee desires to assume all of Assignor's rights, title and interest in, to and under the Agreement regarding the Property as hereinafter provided

     NOW, THEREFORE, for One Dollar ($1.00) and other good and
valuable   consideration,   receipt   of   which   is   hereby
acknowledged, it is hereby agreed between the parties as follows:

     1. Assignor assigns all of its rights, title and interest in, to and under the Agreement to Assignee, to have and to hold the same unto the Assignee, its successors and assigns;

     2. Assignee hereby assumes all rights, promises, covenants, conditions and obligations under the Agreement to be performed by the Assignor thereunder, and agrees to be bound for all of the obligations of Assignor under the Agreement.

All other terms and conditions of the Agreement shall remain unchanged and continue in full force and effect.

ASSIGNOR:

AEI FUND MANAGEMENT, INC.,
a Minnesota corporation

By: /s/ Robert P Johnson
        Robert P. Johnson, its President


ASSIGNEE:

AEI INCOME & GROWTH FUND 25 LLC,
a Delaware limited liability company

By:  AEI Fund Management XXI, Inc.,
     a Minnesota corporation, its Managing Member


By: /s/ Robert P Johnson
        Robert P. Johnson, its President

AEI FUND MANAGEMENT XVII, INC.,
a Minnesota corporation


By: /s/ Robert P Johnson
        Robert P. Johnson, its President





                              LEASE

                             BETWEEN

                    EDGEMARK DEVELOPMENT LLC,
               A COLORADO LIMITEDLIABILITY COMPANY

                            LANDLORD

                               AND

               GART BROS. SPORTING GOODS COMPANY,
                     A COLORADO CORPORATION

                             TENANT



                     DATE: DECEMBER 10, 2001







                        COMMERCIAL LEASE

     THIS LEASE made and entered into as of the 10th day of December, 2001 by and between EDGEMARK DEVELOPMENT LLC, a Colorado limited liability company, having an office at 410 17th Street, Suite 1705, Denver, Colorado 80202 (hereinafter called the "Landlord"), and GART BROS. SPORTING GOOPS COMPANY, A COLORADO CORPORATION having an office at 1050 W Hampton Ave, Englewood Colorado, 80110 (hereinafter called the "Tenant").


                           WITNESSETH

     WHEREAS, Landlord is or is about to become the owner of certain land ("Land") legally described in Exhibit A attached hereto, upon which sits a retail building (the "Building");

     WHEREAS. Landlord desires to lease to Tenant and Tenant desires to lease from Landlord, upon the telms and conditions hereinafter set forth, the Premises and all appurtenant rights thereto.

     NOW, THEREFORE, .in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto covenant and agree as follows:

SECTION 1      DEFINITIONS

     1.1  "Commencement Date" is defined in Section 2.2.

     1.2 "Common Areas" means all those portions of the Development which have been designated and improved for common use, including; without being limited to: all parking areas;
access roads; sidewalks; passageways; landscaped areas; statuary and other works; of art; ramps and walks, and the like.

     1.3  "Default Rate" shall mean twelve percent (12%).

     1.4 "Development" means the Land and all improvements located thereon, including, without limitation, the Building.

     1.5 "Floor Area" means the actual number of square feet of floor space within the exterior walls of all floors of the Building, measured to the exterior surface of the exterior walls, including any basements, and including stairs, interior elevators, escalators, air conditioning and other interior equipment rooms; but excluding loading docks and platforms, transformer vaults, utility penthouses or utility enclosures and any mezzanine space.

     1.6 "Gross Sales Break Point" means the product resulting from dividing the minimum annual rent by 0.02.

     1, 7      "Land" means the property legally described on
Exhibit A hereto.

     1.8 "Landlord" as used in this Lease means only the owner or owners at the time in question of the Premises, and in the event of any transfer or conveyance of title to the Premises. the seller's respective successors or assigns shall be deemed to be "Landlord" hereunder.

     1.9  "Lease Year" is defined in Section 7.3,

     1.10 "Mortgage" shall be deemed to include a mortgage or deed of trust

     1.11 "Mortgagee" shall be deemed to include the mortgage, trustee or beneficiary of a deed of trust or mortgage.

     1.12 "Premises" shall be deemed to mean the area defined in
          Section 2.1.
1.13 "Rent" shall be deemed to include the minimum annual rent, percentage rent, additional rent and any other sums due from Tenant to Landlord hereunder.
1.14 "Rent Commencement Date" shall be March 1, 2002.


     1.15 "Tenant" as used in this Lease means only the owner or owners at the time in question of the Tenant's interest in this Lease, and in the event of any transfer or permitted assignment of such interest, the assignee or transferee shall be deemed to be, Tenant" hereunder; however, Tenant's continued liability hereunder in the event of a transfer shall be determined pursuant to Section 18 hereof.

SECTION 2      PREMISES AND TERM

     2.1 PREMISES: Landlord hereby leases and demises unto Tenant and Tenant hereby leases and takes from Landlord, for the term, at the rental, and upon the covenants, terms and conditions hereinafter set forth inside portion of the Building containing approximately 51,683 square feet of Floor Area, as defined below. During the term hereof and subject to the terms hereof, Tenant shall also have the non-exclusive right to use the Common Areas. Landlord covenants that it has not and will not grant to anyone other than Tenant any right to use the Common Areas other than
(i) pursuant to the Permitted Exceptions (as defined in Section 19.1); or (ii) to another tenant, owner or occupant of the Development after Landlord has effected a Recapture (as defined in Section 18.1).

     2.2 TERM: Except as otherwise provided herein the term of this Lease shall commence (the "Commencement Date'} on the date Landlord acquires the Premises, and the Termination Date shall be February 28, 2017. Landlord shall have no obligations for the completion or remodeling of the Premises, and Tenant shall accept the Premises in their, "as is", condition on the date that the Premises are delivered to Tenant. Tenant, by taking possession of the premises shall be deemed to have inspected the Premises and all of its systems and other improvements and agreed that the Premises were, as of the date of taking possession, in good order repair and condition. No promise of Landlord to alter, remodel, decorate, clean, or improve the Premises or other parts of the Development and no representation or warranty, express or implied, respecting the condition of the Premises or other .parts of the Development has been made by Landlord to Tenant, unless the same is contained herein or made a part hereof.

SECTION 3      OPTIONS TO RENEW

     3.1 RENEWAL OPTIONS: Tenant shall have, and is hereby granted, three (3) separate options to extend the initial term of this Lease upon the terms covenants, and provisions herein contained, for successive periods of five (5) years each so long as Tenant is not in default under this Lease at the time of the exercise of the applicable renewal option. Each such option shall be exercisable by Tenant's giving notice to Landlord of Tenant's intention to exercise the same not less than six (6) months prior to the expiration date of the then current term provided, however, that. if Tenant shall fail to give any such notice of exercise within the aforesaid time limit, Tenant's right to exercise its option shall nevertheless continue until 30 days after Landlord shall have given Tenant written notice of Landlord's election to terminate such option and Tenant may exercise its option at any time until the expiration of said 30 day period. If Tenant does not exercise its option by giving Landlord written notice thereof on or before the end of said thirty (30) day period, then Tenant's right to extend the Lease as provided in this Section shall terminate and be of no further force or effect.

SECTION 4      TENANT'S USE OF BUILDING

     4.1 USE OF BUILDING: Tenant may use the Premises for the operation of a retail sporting goods store or any other retail use permitted under applicable zoning ordinances and under the Permitted Exceptions. Landlord covenants and agrees that, so long as Tenant operates the Premises for the general sale of sporting goods it will not lease any other space in the Development or in any real property adjacent to the Development owned by Landlord to any person whose primary purpose is (i) the general sale of sporting goods, (ii) the sale of brand name athletic clothing,
(iii) the sale of athletic shoes or (iv) operating a sporting goods specialty store (the "Exclusive'}. The Exclusive shall permanently terminate upon thirty (30) days written notice to Tenant in the event that Tenant ceases to actively operate the Premises for the general sale of sporting goods as its primary purpose and Tenant fails to reopen the Premises prior to the end of said 30 day notice period (excluding such discontinuance due to damage or destruction of the Premises, Remediation Work pursuant to Section 20, restoration of the Building pursuant to
Section 14, or other causes described in Section 27.7 hereof).




SECTION 5      LEASE SUPPLEMENT

     5.1 ACCEPTANCE OF BUILDING: Upon commencement of the term of this Lease, at the request of either party, Landlord and Tenant shall execute a supplement to this Lease confirming the Commencement Date of the original term of this Lease, the termination date of the original term of this Lease, the Floor Area of the Premises, and such other matters as Landlord or Tenant may reasonably request.

SECTION 6      CONSTRUCTION

     6.1 TENANT'S ALTERATIONS: Tenant covenants and agrees not to make any alterations in or additions to the Premises (all such alterations are referred to herein collectively as "Alterations") without in each such instance first obtaining the Written consent of Landlord, which shall not be unreasonably withheld or delayed. Landlord's consent to any Alterations by Tenant or Landlord's approval of the plans, specifications and working drawings for Tenant's Alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities now in effect or which may hereafter be in effect. Tenant, at its expense, shall pay all engineering and design costs incurred by Landlord attributable to the Alterations and obtain all necessary governmental permits and certificates required for any Alterations to which Landlord has consented and shall cause such alterations to be completed in compliance therewith and with all applicable laws and requirements of public authorities and all applicable requirements of Landlord's insurance carriers. All Alterations which Tenant is permitted to make shall be performed in a good and workmanlike manner, using new or like new materials and equipment at least equal in quality to the original installations in the Premises. All repair and maintenance work required to be performed by Tenant pursuant to the provisions of this Section 6 and any Alterations permitted by Landlord pursuant to the provisions hereof, shall be done at Tenant's expense by persons requested by Tenant and authorized in Writing by. Landlord. If Landlord authorizes persons requested by Tenant to perform such work, prior to the commencement of any such work on request, Tenant shall deliver to Landlord certificates issued by insurance companies qualified to do business in the State of Kansas, evidencing that workmen's compensation, public liability insurance, and property damage insurance, all in the amounts, with companies and on forms satisfactory to Landlord, are in force and effect and maintained by all contractors and subcontractors engaged by Tenant to perform such work. All such policies shall name Landlord and any Mortgagee as an additional insured, and any Mortgagee as a loss payee. Each such certificate shall provide that the same may not be cancelled or modified without ten (10) days' prior written notice to Landlord and such Mortgagee. Further, Landlord and such Mortgagee shall have the right to post notices in the Premises, including, but not limited to, notice of Landlord's nonresponsibility for construction of, alteration or repair to, the Premises, in locations which will be visible by parties performing any work on the Premises stating that Landlord is not responsible for the payment for such work and setting forth such other information as Landlord may deem necessary. Upon the expiration or earlier termination of this Lease, except for Alterations approved by Landlord in writing, Landlord shall have the right to require that Tenant remove all or any of the Alterations, and in such event, Tenant shall promptly remove at Tenant's expense the Alterations specified by Landlord and restore the Premises to their condition prior to the making of the same, reasonable wear and tear and casualty excepted. Notwithstanding the foregoing, Tenant shall be allowed to make interior, nonstructural changes to the Premises without Landlord's prior written consent; however, for all Alterations costing in excess of $250,000.00 in any consecutive twelve (12) month period, Tenant shall provide Landlord with fourteen (14) days' advance written notice of said changes. Tenant's schedule for completing the same, and any information relating to the Alterations reasonably requested by Landlord.

          6. 1.1    Tenant shall keep the Development in as good
order, condition, and repair and in an orderly state, as when they were entered upon loss by fire or other casualty and at the end of the term, reasonable wear and tear excepted. Subject to Landlord's obligation to make repairs in the event of certain casualties as set forth in Section 14 below, and Landlord's obligation to perform certain repairs pursuant to Sections 8.1,15.1 and 15.2, Landlord shall have no obligation for the repair or replacement of any portion of the Development which is damaged or wears out during the term "hereof regardless of the cause therefore, including but not limited to, the roof, parking lot, and heating, ventilating, air conditioning systems or any of Tenant's property or betterments in the Development.


          6.1.2 In addition, Tenant agrees to indemnify, protect and hold Landlord, its contractors, agents and employees harmless from and against any and all claims losses costs liabilities, suits, actions, damages or expenses (including without limitation, consequential damages and attorneys' fees and costs) arising from or in any way related to the construction of the Alterations.

During the term of the lease as extended, Landlord shall pay the cost of Tenant's Alterations that improve the building on the Development and remain Landlord's property upon the expiration or termination of this Lease (which may include the cost of architectural and engineering plans for the same), up to a minimum of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the "Allowance"). The cost of all Alterations in excess of the Allowance to which Tenant is entitled as set forth above shall be at Tenant's expense. The Allowance will be paid promptly following Tenant's written demand therefore accompanied by lien releases, evidence of completion of Alterations and any other information relating to the Alterations reasonably requested by Landlord. Any unused portions of the Allowance following July 1, 2002 shall be forfeited by Tenant. The Allowance shall be paid in a maximum number of five (5) installments, including the final installment requesting payment of retainage. Any amount of the Allowance remaining after the fifth (5th) installment payment shall be forfeited by Tenant.

     Prior to each payment of the Allowance, the following information shall have been obtained by the Tenant, at its expense, and submitted to the Landlord, which information shall be in form and -substance satisfactory to the Landlord, (a) a request for payment signed by the Tenant, accompanied by billing statements, vouchers and invoices, which request for payment shall expressly warrant that the work for which the payment is requested has been performed in accordance with the approved plans and specifications; (b) proof that all invoices for labor and materials have been .paid, except those contained in the current request for payment; (c) final lien waivers from all payees (contractors, subcontractors and material suppliers) under previous requests for advances and conditional lien waivers from all payees (contractors, subcontractors and material suppliers) under the current request for payment (the form of lien waiver shall be acceptable to Landlord and its title company); (d) a report from the architect which shall specify the percentage of completion of construction. and provide detailed comments on specific work performed since the date of the last such report; and ( e) evidence satisfactory to Landlord that prior to the final payment, 10% retainage has been withheld by Tenant under its construction contract. Prior to the commencement of Tenant's initial improvements to the Premises to which the Allowance shall apply, Tenant shall provide Landlord with a copy of its general contractors construction contract, and any other related documents requested by Landlord for Landlord's prior review and written approval. At Landlord's request, Landlord shall be made a third party beneficiary of said general contractors contract. No changes shall be made to said construction contract without Landlord's prior written approval, except for changes (i) that do not affect Landlord's rights or Tenant's obligations hereunder, or (ii) involving individual (or a series of, related) change orders with a net increase of $250,000 or less, provided the same do not involve the structural portions of the Building or exterior of the Building, in which event Landlord's approval shall be required

     6.2 MECHANICS; LIENS: Tenant shall payor cause to be paid all costs for work done by Tenant or caused to be done by Tenant on the Development of a character which will or may result in liens on Landlord's interest therein, and Tenant will keep the Development free and clear of all mechanics' liens, and other liens on account of work done for Tenant or persons claiming under it. Tenant hereby agrees to indemnify, defend, and save Landlord harmless of and from all liability, loss, damage, costs, or expenses. including attorneys' fees, on account of any claims of any nature whatsoever including claims or liens of laborers or materialmen or others for work performed for or materials or supplies furnished to Tenant or persons claiming under Tenant. Should any liens be filed or recorded against the Development or any action affecting the title thereto be commenced as a result of such work (which term includes the supplying of materials), Tenant shall cause such liens to be removed of record within five
(5) days after notice from Landlord. If Tenant desires to contest any claim of lien, Tenant shall either (i) post a bond as required by applicable law, which causes the lien to be removed as a lien against all or part of the Development, or (ii) furnish to Landlord adequate security of at least one hundred fifty percent (150%) or the amount of the claim, plus estimated costs and interest and. if a final judgment establishing the validity or existence of any lien for any amount is entered. Tenant shall pay and satisfy the same at once. If Tenant shall be in default in paying any charge for which a mechanic's lien or suit to foreclose the lien has been recorded or filed and shall not have given Landlord security as aforesaid, Landlord may (but without being required to do so) pay such lien or claim and any costs, and the amount so paid, together with interest thereon at the Default Rate and reasonable attorney's fees incurred in connection therewith, shall be immediately due from Tenant to Landlord.

     6.3  COMPLIANCE WITH NEW OR MODIFIED GOVERNMENTAL
REGULATIONS;

Notwithstanding anything in this Lease to the contrary, except as provided in the last sentence of this Section 6.3, it is expressly agreed by Tenant and Landlord that: (i) except in connection with any new leaseable area -constructed by Landlord for a party other than Tenant, Tenant shall be responsible for any modifications to the Development required by any local, state and federal laws, ordinances, codes and regulations or matters of record (including but not limited to the Americans With Disabilities Act) as such are in effect on the Commencement Date of this Lease, and (ii) that any improvements to the Development, including without limitation, the Building or Common Areas required by any modification of or addition to any existing local, state or federal law, ordinance,- code or regulation or matters or record where such modification or addition occurred, was enacted, or was put into effect before or after the Commencement Date of this Lease (including but not limited to new or modified provisions of the Americans With Disabilities Act) shall De performed by Tenant at its sole cost and expense. Landlord shall be responsible to perform any modifications to the structural portions of the Development required by any local, state and federal laws, ordinances, codes and regulations or matters of record at its sole cost and expense, except for modifications resulting directly or indirectly as a result of any. Alterations performed by or at the request of Tenant.

SECTION 7 RENT

     7.1  MINIMUM ANNUAL RENT

          7.1.1 Commencing with the Rent Commencement Date and throughout the initial term and each and every renewal term, Tenant shall pay to Landlord a minimum annual rent as follows:
          Period     Rate PSF       Minimum             Minimum
                                  Annual Rent           Monthly
          3/1/02-   $    9.00      $465,147.00         $38,762.25
          2/28/07
          3/1/07-   $    9.90      $511,661.70         $42,638.48
          2/28/12
          3/1/12-   $    10.89     $562,827.87         $46,902.32
          2/28/17
          3/1/17-   $    11.98     $619,110.66         $51,592.55
          2/28/22
          3/1/22-   $    13.18     $681,021.72         $56,751.81
          2/28/27
          3/1/27-   $    14.49     $749,123.89         $62,426.99
          2/28/32

     Minimum annual rent shall not change if it is determined that the Floor Area is greater or less than 51 ,683 square feet.

     The minimum annual rent payable under this Section 7.1 shall be payable to Landlord with no setoff or deduction therefrom, except as specifically set forth herein, and in addition to all other amounts due under this Lease, in equal, monthly installments in advance, on or before the 1st day of each month, at the address for Landlord set forth in Section 27.6 hereof or at such other address as Landlord shall from time to time designate by notice to Tenant.

     7.2 PERCENTAGE RENT: Tenant shall pay with no setoff or deduction therefrom, and in addition to all other amounts due under thic5 Lease, as additional rent for the Premises, a percentage rent equal to two percent (2%) of the amount by which Tenant's Gross Sales in each Lease Year exceed the Gross Sales Break Point). The percentage rent shall be payable on an annual basis as set forth in Section 7.6, at the office of Landlord or at such other place as
Landlord may designate, and without any prior demand therefor and without any setoff or deduction whatsoever.
     7.3 DEFINITION' OF LEASE YEAR: The term "Lease Year" as used in this Lease shall refer to a 52 week year ending on January 31 of each calendar year. The period from the Commencement Date (if other than February 1) to the following January 31, and, if this Lease shall expire or be terminated on a date which is other than the last day of Tenant's then fiscal year, the period beginning at the end of the last preceding Lease Year and ending on the date of such expiration or termination, shall be considered a partial Lease Year. Upon any change in Tenant's fiscal year, at the option of Tenant, exercisable by notice given to Landlord at any time (but no more often then once in a twelve (12) month period), the term "Lease Year" shall mean the new fiscal year of Tenant, then observed by Tenant in the conduct of its business and used by Tenant for federal income tax purposes. In the event the Lease Year is so changed, the period from the last preceding Lease Year to the commencement of the new fiscal year of Tenant shall be considered a separate partial Lease Year. Notice of any change in the Lease Year shall be given by Tenant to Landlord not less than 30 days prior to the effective date of such change. For any partial Lease Year, the Gross Sales Break Points referred to in Section 7.2 hereof shall be reduced to that portion of the Gross Sales Break Points which the number of days in such partial Lease Year bears to 365 and the "Gross Sales" attributable to such partial Lease Year and used in calculating percentage rent due under Section 7.2 shall be equal to the product of the actual Gross Sales for the 12 month period ending on the last day of such partial Lease Year multiplied by a fraction, the numerator of which is the number of days in such partial Lease Year and the denominator of which is 365; PROVIDED, HOWEVER, that if the first or last Lease Year shall be less than twelve (1.2) full calendar months, then (a) for the purpose of computing percentage rent for the first Lease Year (i) the Gross Sales made in the first Lease Year shall be added to the Gross Sales for such number of days (including Sundays and holidays) following the first Lease Year as shall make up 365 days in total, (ii) the aggregate Gross Sales for such 365 day period shall be divided by 365 to determine the average daily Gross Sales and (iii) such average daily Gross Sales shall be multiplied by the actual number of days in the first Lease Year to determine adjusted Gross Sales for the first Lease Year and (b) for the purpose of computing percentage rent for the last Lease Year (i) the Gross Sales made in the last Lease Year shall be added to the Gross Sales for such number of days (including Sundays and holidays) preceding the last Lease Year as shall make up 365 days in total, (ii) the aggregate Gross Sales for such 365 day period shall be divided by 365 to determine the average daily Gross Sales and (iii) such average daily Gross Sales shall be multiplied by the actual number of days in the last Lease Year to determine adjusted Gross Sales for the last Lease Year. Notwithstanding the foregoing, the Gross Sales for the aforesaid number of days following the first Lease Year is to be included in detern1ining Gross Sales for the full Lease Year following the first Lease Year.

     7.4 DEFINITION OF GROSS SALES: The term "Gross Sales" as used in this Lease means the actual sale price of all goods, wares and merchandise sold in, upon or from any part of the Premises, including actual receipts from services rendered by Tenant as well as the total actual sales and services rendered by any licensee, subtenant or concessionaire occupying any portion of the Premises, all of which Tenant covenants shall be recorded on the books of Tenant provided, however, that the term "Gross Sales" shall not be deemed to mean and there shall be deducted or excluded, as the case may be, from "Gross Sales" amounts representing:
          7.4.1 Sales of merchandise for which cash has been refunded on merchandise which is defective.

          7.4.2 Amounts of any sales, use, excise, gross receipts or any similar tax imposed by any governmental authority directly on sales and collected from Tenant of its customers.

          7.4.3 Exchanges of merchandise between stores of Tenant, if any, where such exchanges are made solely for the convenient operation of the business of Tenant.

          7.4.4 Orders sold at other stores of Tenant even if said orders are filled from the Premises (orders sold at the Premises shall be included within Gross Sales even if said orders are filled from other than the Premises).

          7.4.5 .   Receipts from the sale of "leader items" not
exceeding $100,000 per year. "Leader items" shall be defined as those items of merchandise advertised as promotional items to. attract customers to the Premises and sold at either no profit or a profit margin less than six percent (6%).

          7.4.6 Sales of fixtures; operating equipment or other property used by Tenant in the operation of its business and not acquired by it for the purpose of sale.

          7.4.7 Employee sales at discount except to the extent the same exceed two percent (2%) of Gross Sales (as defined excluding employee sales at discount).

          7.4.8 Receipts from the sale of hunting, fishing and/or game licenses 7.4.9. Receipts from licenses, park permits and camp stamps. 7.4.10 Receipts from migrant bird pets.

          7.4.11 Receipts from sales of airline tickets, ski lift tickets, tickets for sporting events and all Datatix, Ticketmaster or other similar ticket sales.

          7.4.12 Receipts from sales of tickets for events conducted not for purposes of profit.

          7.4.13    Amounts of any Interest, Finance, Service or
Sales Carrying Charges, .however denominated, paid by customers for extension of credit on sales and Dot included in the merchandise cash sales price.

          7.4.14    Credit Card fees

          7.4.15 Income from vending machines maintained for the convenience of employees and income from coin-operated telephones used primarily by employees.

          7.4.16 Charges for services rendered primarily to accommodate customers or employees and on which Tenant makes no profit; charges for making deliveries, shipments or transfers of merchandise (provided such services are incidental to Tenant's business and are performed in furtherance of good customer relations).

          7.4.17 Gift certificates, or like vouchers, until such time as the same shall have been redeemed at the Premises for merchandise or services.

          7.4.18    Team sales.

          7.4.l9.   Fees from automatic teller cash dispensing
machine placements.

     Sales shall be deemed to have been made when merchandise has been shipped or delivered, and services shall be deemed to have been rendered when completed, or when such sales or services, as the case may be, have been charged against the purchaser or customer on the books of Tenant, whichever of such events shall be the first to occur. Transactions shall be included in Gross Sales whether for cash or on credit and whether the amount thereof is collected or uncollected. Tenant makes no representation or warranty as to the amount of Gross Sales which it expects to make in the Premises.

     7.5 BOOKS AND RECORDS/AUDIT: Tenant covenants that, for the purpose of ascertaining the amount payable to Landlord as percentage rent, Tenant will keep in accordance with generally accepted accounting principles consistently applied, accurate books and records containing all gross sales during each month of the term hereof and all supporting records such as excise tax reports, state sales tax"(business and occupation tax and gross income tax reports and receipts, including ST-1 gross receipts tax reporting forms filed by Tenant during the most recent Lease Year, at its headquarters office currently located at Denver, Colorado, which shall, for the purpose of verifying the percentage rent, be subject to examination by Landlord, its authorized representatives or accountants at reasonable times during business hours upon at least fourteen (14) days written notice, and in a manner which does not unreasonably interfere with the conduct of business. Such records shall be retained for at least three (3) years after receipt by Landlord of the yearly statement (hereinafter referred to) certified by the chief financial officer or President or Treasurer of Tenant. Tenant shall retain for at least one (1) year after the expiration of each Lease Year all original sales records and sales slips. At the expiration of such three (3) year period Tenant may dispose of such records unless Landlord shall have asserted a claim against Tenant with respect to percentage rent for such year, in which event such records shall be retained until disposition of such claim: Any claim by Landlord for a revision of any statement of Gross Sales which is not made to Tenant within three (3) years after receipt of the yearly statement shall be deemed and hereby is waived by Landlord. If any such examination discloses that Gross Sales transacted by Tenant exceed those reported, Tenant shall immediately pay to Landlord such additional percentage rent as may be so shown to be payable by said examination, and interest on such deficiency at the Default Rate, from the date of underpayment to the date such deficiency is paid. If such examination discloses that Gross Sales transacted by Tenant are less than those reported, Tenant shall be entitled to a credit against rent next owing. All examinations of Tenant's books and records shall be solely at Landlord's expense; provided, however, that if Tenant's statement of Gross Sales shall be understated by three percent (3%) or more, Tenant shall promptly reimburse Landlord for Landlord's reasonable expenses of examination. Landlord agrees to hold in confidence all sales figures and other information obtained from Tenant's records and yearly statement except to the extent that it may be necessary to divulge them to prospective purchasers, for the purpose of obtaining financing, in compliance with subpoenas or judicial orders, or to enforce Landlord's rights hereunder.

     7.6 STATEMENT: Within ninety (90) days after the end of each Lease Year, Tenant shall furnish Landlord a statement, certified to by the chief financial officer or President or Treasurer of Tenant; showing the Gross Sales during such Lease Year, together with a copy of state sales tax receipts. If any percentage rent shall be due to Landlord with respect to such-Lease Year, Tenant shall pay to Landlord such amount as may be due to Landlord at the time such yearly statement is furnished to Landlord.

     7.7 LATE CHARGE: Other remedies for nonpayment of Rent notwithstanding if the monthly minimum rental payment additional rent payment or percentage rent payment for any particular month, is not received by Landlord on or before the tenth (10th) day of the month for which said payment is due, then a late payment charge of two percent (2%) of such past due amount shall, as liquidated damages and compensation for Landlord's additional administrative expenses incurred, become due and payable as additional rent in addition to such amounts owed under this Lease. Landlord and Tenant expressly covenant and agree that in the event of such late payment(s) by Tenant the damages so resulting to Landlord will be difficult to ascertain precisely, and that the foregoing charge constitutes a reasonable good faith estimate by the parties of the extent of such damages.

     7.8 PERSONAL PROPERTY AND LEASEHOLD TAXES: Tenant shall pay, as they become due and payable and before they become delinquent, all taxes levied or assessed against its leasehold interest in this Lease and against the fixtures, equipment, merchandise and other personal property located in upon, about or affixed to the Premises.

     7.9 LICENSE FEES: Tenant shall pay, as they become due and payable and before they become delinquent, all fees, charges and expenses required for licenses and/or permits, if any, required for Tenant's use of the Development during the term of this Lease or any renewal or extension thereof. Tenant shall bear all risks and obligations associated with the procurement of any permits or licenses necessary to conduct business. If requested by Tenant, Landlord will cooperate with Tenant at Tenant's sole cost and expense, in zoning matters relating to the Development.

SECTION 8      DEVELOPMENT

     8.1 MAINTENANCE OF DEVELOPMENT: Except for Landlord's responsibilities and obligations set forth in Section 1 5.1 hereof, during the term hereof, Tenant agrees, at no cost or expense to Landlord to police and maintain the Development in good operating condition, order and repair at all times, and to make all replacements and repairs to the Development as and when necessary, including, but without limitation, repairing and replacing any surface paving whenever necessary, repairing replacing and maintaining landscaping in the Development keeping the same properly drained and reasonably free of snow, ice, water and rubbish and in a neat clean orderly and sanitary condition, providing security as necessary to protect the property and persons of those properly using the Development, maintaining suitable and adequate lighting in exterior portions of the Development (and keeping same lighted during, and for at least one- half hour after, Tenant's business hours), maintaining such directional signs, markers and painted lines as may from time to time be necessary or proper for the control of parking and traffic in the Development, maintaining adequate access ways connecting all parking areas with the public streets abutting the Development, and satisfying the repair maintenance, and replacement obligations of Landlord on the Development that are set forth in the Permitted Exceptions. Notwithstanding the foregoing, in the event of a Recapture, as defined below, from and after the effective date of such event, Landlord shall be responsible for maintaining the Common Areas, roof and exterior portions of the Building, pursuant to this Section 8.1, and Tenant shall be responsible to pay Landlord its pro rata share of all costs and expenses incurred by Landlord in connection therewith, including without limitation a management fee equal to ten percent (10%) multiplied by said costs and expenses (excluding taxes). Tenant's pro rata share shall be determined by dividing the leaseable
Floor Area of the Premises after Recapture, by the leaseable
Floor Area of the Development. Landlord may estimate (which estimate may be revised from time to time. upon thirty (30) days written notice to Tenant, but not more than one time per calendar year in addition to a revision following Landlord initial annual estimate) the annual cost of maintenance pursuant to Section 8.1 and Tenant shall pay to Landlord monthly on or before the first day of each month, with and as part of the minimum monthly rent, its pro rata share of such annual cost divided by 12. Each Lease Year Landlord will endeavor within 90 days of the end of such Lease Year to provide Tenant with a statement of the cost of maintenance of the development pursuant to this Section 8.1 with backup materials reasonably requested by Tenant. Within 30 days of receipt of such annual statement and reasonable backup materials, Tenant will pay to Landlord or Landlord will reimburse to Tenant, as appropriate, any overage or underage versus the estimated payments made by Landlord.

If Tenant shall dispute the amount of an annual statement of maintenance costs submitted by Landlord or the proposed estimated increase or decrease on the basis of which Tenant's rent is to be adjusted as provided in subparagraph above; Tenant shall give Landlord written notice of such dispute within (i) three (3) years after Landlord delivers such annual statement, or (ii) ninety (90) days after Landlord advises Tenant of such proposed increase or decrease. If Tenant does not give Landlord such notice within such time, Tenant shall have waived its right to dispute the amounts so determined. If Tenant timely objects, Tenant or its authorized representatives or accountants shall have the right to inspect or audit Landlords books and records concerning maintenance costs for the purpose of verifying the accuracy of the statement complained of or the reasonableness of the estimated increase or decrease. If Tenant determines that an error has been made, Landlord and Tenant shall endeavor to agree upon the matter, failing which the parties shall submit such matter to an independent certified public accountant selected by Landlord and reasonably acceptable to Tenant for a determination which shall be final conclusive and binding upon Landlord and Tenant. All costs incurred by Tenant in obtaining its own representatives or accountants shall be paid for by Tenant unless Tenant's inspection or audit disclose an error, acknowledged by Landlord (or found to have occurred in by the independent certified public accountant described above) of more than three percent (3%) in the computation of the total amount of operating expenses as set forth in the statement submitted by Landlord which is challenged, in which event Landlord shall pay the reasonable costs incurred by Tenant in obtaining such inspection or audit. Notwithstanding the dependency of any dispute over any particular statement, Tenant shall continue to pay Landlord the amount of the adjusted monthly installments of rent detem1ined by Landlord until the adjustment has been determined to be incorrect as aforesaid. If it shall be determined that any portion of the operating expenses were not properly chargeable to Tenant, then Landlord shall promptly credit or refund the appropriate sum to Tenant.

     8.2 RESTRICTIONS ON LANDLORD: Except as (i) required herein, (ii) reasonably necessary for Landlord to fulfill its right and obligations set forth herein or (iii) required by laws, roles and regulations of governmental agencies or authorities now in effect or which may hereafter be in effect, Landlord shall not, without the prior written consent of Tenant, which consent may be withheld in Tenant's sole discretion, make any material change to or alteration of the Development.

SECTION 9      OPERATION OF DEVELOPMENT

     9.1 QUALITY OF OPERATION: Throughout the term of this Lease, the Tenant shall maintain the Development in accordance with commercially reasonable standards, attractive both in its physical characteristics and appearance and in its appeal to customers and trade. Tenants obligations pursuant to this Section
9.1 are subject to Landlord's obligations pursuant to Section
15.1 and, in the event of a Recapture, Section 8.1.

     9.2 PROHIBITED ACTS: Tenant shall not without the prior written consent of Landlord, at any time; (i) conduct or permit any bankruptcy sale unless directed by order of a court of bankruptcy or other court of competent jurisdiction; (ii) use, or permit to be used, any sound broadcasting system or amplifying device which can be heard outside of the Premises, except systems or device's located within the Premises which are intended for hearing within the; Premises and are not audible more than 25 feet outside of the Premises or (iii) use or permit the Development to be used in violation of the Permitted Exceptions or applicable law. Tenant shall not permit any objectionable or unpleasant odors to emanate from the Premises or place or permit any radio, television, loudspeaker or amplifier on the roof or outside the Premises or where the same can be seen or heard from outside the Premises. No dogs, cats, fowl, or other animals shall be brought into or kept in or about the Premises or Development by Tenant. Tenant shall not place, install or operate on the Building or in any part of the; Development any engine or machinery, or conduct mechanical operations thereon or therein, or place or use in or about the Building or Development any explosives, gasoline, oil, acids causties or any flammable, explosive or hazardous material, other than the Excluded Materials, as herein defined.

     9.3 SIGNAGE: No sign, symbol or advertisement shall be placed or maintained on or adjacent to the exterior walls of, or above, any building or structure in the Development, except signs complying will all applicable laws, rules, regulations and ordnances of all governmental agencies and authorities and complying with the Permitted Exceptions. Tenant shall, at its own expense, keep all sign in good condition and in proper operating order at all times. All signage for Tenant's business shall be installed, maintained, operated, changed and removed at Tenant's sole expense, and Tenant shall hold Landlord harmless from all claims for damage, loss or injury, either to person or persons or property or for the loss of property sustained by Tenant, or by any other person, persons or entities as a result of the installation maintenance operation changing or removal of any of Tenant's signage. Tenant shall have the right to use any pylon or monument sigh for the use of the Development. Should Tenant install a pylon or monument sighm Tenant shall not be required to remove such sigh structure but shall only be required to remove Tenant's sigh faces a the termination of the Lease. In the event of a Recapture (i) the location of Tenant's signage my be reasonably adjusted by Landlord and Tenant in the event of a Recapture, (ii) Landlord shall be entitled to place its new tenant on a pro rata portion of any pylon or monument signage, provided, that if Tenant has constructed a new pylon or monument sign, Landlord reimburses Tenant for its pro rata share thereof.

SECTION 10     TAXES

     10.1 REAL ESTATE TAXES: In addition to and not in lieu of any other rent due hereunder, Tenant shall pay, commencing with the Commencement Date and throughout the term of this Lease, as additional rent, one hundred percent (100%) of the real estate taxes (as hereinafter defined) which are assessed and levied against the Development. For the purposes of this Lease, real estate taxes shall be deemed to correspond to the calendar year in which such real estate taxes are levied. Real estate taxes for the calendar years in which the term of this Lease commences and ends shall be prorated based upon the ration that the number of days of the term of this Lease falling within such calendar year bears to 365. Upon the expiration or earlier termination of this Lese, Tenant shall ay Landlord it pro rata share of the taxes for the current year, which are due and payable at a subsequent date. In the event of a Recapture, from and after the effective date of such event, Tenant shall only be responsible for payment of Tenant's pro rata share of the real estate taxes. Tenant's prorate share shall be determined by dividing the leaseable Floor Area of the Premises retained by Tenant by the leaseable Floor Area of the Development. Should the leaseable Floor Area constructed on the Development change, Tenant's prorate share shall be appropriately adjusted.

     10.2 TENANT'S PAYMENT OF TAXES: Landlord shall deliver a tax bill to Tenant no later than thirty (30) days prior to the date due hereunder or direct the county to send said bill directly to Tenant. Tenant shall pay the real estate taxes directly to the taxing authorities and provide evidence of the same reasonably acceptable to Landlord no later than ten(10) days prior to the date that said Taxes are due and payable, but in no event shall Tenant be required to pay the taxes sooner than 20 days from receipt of the tax bill from Landlord. If such real estate taxes may be pain on an installment basis, Tenant shall not be required to pay more than the installment then due.
Tenant shall pay all interest, penalties and other costs arising on real estate taxes caused by Tenant's failure to timely pay the real estate taxes as provided herein. The term "real estate taxes" as used in this Section shall not include any capital stock, franchise, estate inheritance, devolution. succession, transfer, or gift tax. The term real estate taxes shall include any taxes, assessments, surcharges, or service or other fees of a nature not presently in effect which shall hereafter be levied on the Development as a result of the use, ownership or operation of the Development or for any other reason whether in lieu of or in addition to, any current real estate taxes and assessments; provided, however, any taxes which shall be levied on the rentals of the Development shall be determined as if the 'Development were Landlord's only property and. provided further, that in no event shall the term
"real estate taxes", as used herein, include any net federal or state income taxes levied or assessed on Landlord unless such taxes are a specific substitute for real property taxes. Such term shall, however, include gross taxes on rentals. The term
"real estate taxes" shall, also include: (i) special assessments
(a "New. Assessment"), (ii) interest on a New Assessment, (iii) all other charges certified into the annual real estate taxes or real estate tax statement, (iv) all other taxes duties and charges in the same category imposed by any governmental or public authority which shall be assessed against the Land or any part thereof and any buildings or other improvements thereon and any appurtenances thereto or fixtures therein and any tax charge or duty which may be imposed, levied or be or become a charge in lieu of any such present tax, charge or duty including any license tax, business license fee, business license tax, commercial rental tax, levy, charge penalty or tax imposed by any authority having the direct power to tax, including any city, county, state or federal government or any school agriculture, lighting, water drainage or other improvement or special district thereof, and (v) any other charges which Landlord is obligated to pay under Section 10.3 below. If a New Assessment is payable in installments Tenant shall be responsible for such New Assessment only to the extent such installments are payable and accrue during the term of this Lease commencing with the Commencement
Date unless said New Assessment relates in any manner to improvements installed by or at the request or approval of Tenant in which event Tenant shall be responsible for paying the entire
New Assessment before the expiration or termination of the Lease.

     10.3 LANDLORD'S PAYMENT OF TAXES: Provided that Tenant is not in default in the payment of real estate taxes due and payable under this Lease then throughout the term of this Lease, Landlord shall pay, or cause to be paid all real estate taxes for which Tenant is not responsible in the event of a Recapture. All such taxes shall be paid before they become delinquent and Landlord agrees to provide to Tenant receipted bills or other evidence of payment of such faxes from time to time as such taxes are paid.

     10.4 CONTESTING OF TAXES: Provided timely notice is given by Tenant to Landlord and-further provided that Tenant is not in default of this Lease, Tenant may contest in good faith by appropriate proceedings, or in any other manner permitted by law, at Tenant's sole expense in Landlord's name, any taxes assessed or levied against the Land and Landlord agrees to cooperate with Tenant and to execute any documents reasonably required for such purpose. The cost of such contest shall be prorated among Tenant and any other tenant in the Development, to the extent of and based upon each party's relative benefit from said contest. Such contest may include appeals from any judgments, decrees or orders until a final determination shall be made by a court or government department or authority having final jurisdiction in the matter. In the event of such contest of taxes, Tenant shall, nonetheless, before. such taxes become delinquent, pay to Landlord or the taxing authority , with no offset or deduction therefrom, the amount of real estate taxes due in a timely manner as set forth in Section 10.2. Provided Tenant is not fu default of this Lease, any tax refund shall be paid to Tenant (i) to reimburse Tenant for its reasonable costs of collection, and (ii) pro rata to Landlord and Tenant to the extent applicable to real, estate taxes paid by the owner and Tenant, respectively. All submissions, offers, and correspondence to any taxing entity by or on behalf of Tenant and relating to the Development shall be subject to Landlord's prior review and written approval, which shall not be unreasonably withheld. All correspondence, offers acceptances and related written communications from any taxing authority to Tenant or its agent shall be promptly delivered to Landlord.

     10.5 TAX ESCROW: Upon the occurrence of any default by Tenant hereunder or if Landlord is required under any mortgage covering part or all of the Development to escrow real estate taxes, Landlord may require Tenant to deposit into said escrow, on such periodic basis as may be required by Landlord or its Mortgagee or lender, the amount required by Landlord or said Mortgagee or lender to be deposited with respect to all estate taxes against the Development provided that Tenant shall not escrow real estate taxes for greater than fourteen ( 14) months at any time Tenant's obligations under this Section 10 shall survive the expiration or sooner termination of this Lease.

SECTION 11     RIGHT OF ENTRY

     11.1 DEVELOPMENT: Landlord reserves the right to enter the Development during normal business hours upon at least 48 hours prior written notice to Tenant to inspect the same. Landlord further reserves the right, upon at least 48 hours prior written notice, to Tenant (except in the case of emergencies, in which event Landlord shall only be obligated to give such notice as is practical under the circumstances), to enter the Development for the purpose of maintaining, repairing or replacing those portions of the Development and/or Building for which Landlord is responsible hereunder and for the purpose of performing any obligations of Tenant hereunder which Tenant has failed to perform after appropriate notice and right to cure provided Landlord shall use commercially reasonable efforts to minimize any disruption to Tenants business on the Development. If any maintenance, repairs or replacements performed by Landlord to the foundation or structural components of the improvements comprising the Building shall be so extensive that in Tenant's reasonable discretion, it is not commercially practicable for Tenant to conduct business upon all or any portion of the Premises, there shall be a just abatement of rent for the period during which Tenants business is so interrupted which abatement shall begin following two (2) business days written notice to Landlord of Tenant's determination of such commercial impracticableness and Landlord's failure to minimize said disruption so that it is commercially practicable for Tenant to conduct its business.

SECTION 12     UTILITIES

     12.1 UTILITIES: Throughout the term of this Lease Tenant agrees to pay for all water natural gas electricity and other utility services furnished to or consumed by Tenant in the Premises or due with respect to the Property prior to the Commencement Date. Tenant's obligations under this Section 12 shall survive the expiration or sooner termination of this Lease. Unless caused by the gross negligence or intentional misconduct of Landlord or Landlord's agents or employees, Landlord shall not be liable to Tenant or any other person or entity for any loss, damage or expense which may be sustained if the quality or character of electric service other utility service furnished to the Premises is changed, or such service is no longer available or suitable for Tenant's requirements or if the service ceases or is interrupted or impaired by fire other casualty or Act of God the making of necessary repairs or Improvements or by any causes beyond Landlord's control.

     Notwithstanding anything to the contrary set forth in this
Section 12, Landlord hereby agrees that if there is an interruption or discontinuance of gas, water, sewer or electric utilities to the Premises that renders the Premises untenantable and such interruption or discontinuance is Within Landlord's reasonable control (other than an interruption resulting from a casualty as described in, Section 14 hereof) and continues for a period of two (2) or more consecutive business days after Landlord receives notice thereof from Tenant (hereinafter referred to as an "Unauthorized Interruption"), Tenant's minimum annual rent shall abate commencing at the end of said 2-day period and continuing until such time as the Premises is rendered tenantable if Landlord has failed to correct or remediate the cause of such Unauthorized Interruption (or has failed to commence to cure such cause or remediate such interruption if it cannot be fully cured or reasonably remediated within such 2-day period). In any case if the Unauthorized Interruption is the result of any misconduct or negligent acts on the part of Tenant its agents or employees, or due to Tenant's failure to comply with the provisions hereof. Tenant's rent shall not abate except to the extent of Landlord's recovery with regard to the Premises under its rental insurance if Tenant continues to nonetheless use any part of the Premises for conducting its business, the rent shall abate only in proportion to the part rendered untenantable and not so used.

SECTION 13     INSURANCE

     13.1 FIRE AND CASUALTY INSURANCE: Landlord at all times during the term of this Lease, shall cause all buildings and other improvements excluding Tenant's trade fixtures; personal and other property, located within the Development to be insured against loss or damage by fire, lightning earthquake, wind and such other risks as are from time to time included in extended coverage endorsements in the State of Kansas, in an amount and form so that the proceeds thereof are sufficient to provide for actual replacement in full of the buildings and improvements within the Premises not including Tenant's trade fixtures or personal property, (said amount may exclude foundation and excavation costs and costs of underground flues pipes and drains); such coverage to include "Comprehensive Boiler and Machinery" coverage, if applicable, as part of one or more policies of insurance. In addition, Landlord way, during the entire term of this Lease and any renewals or extensions thereof, purchase loss of rent coverage in an amount not more them the total of the minimum annual rent and other Rent hereunder calculated for a one
(1) year period. In addition to and not in lieu of any other Rent due hereunder, Tenant shall pay to Landlord as additional rent within thirty (30) days after Tenant's receipt from Landlord of a bill for same, the cost of the insurance premiums for the above-described insurance coverages. Notwithstanding the above, if, acceptable to Landlord's lender, as determined in its sole discretion and if Tenant can obtain casualty insurance coverage ("Replacement Insurance"), (i) which is no less comprehensive than that obtained by Landlord, including, without limitation rental loss coverage, if previously carried by Landlord, (ii) notwithstanding anything herein the contrary, which names
Landlord as the named insured, (iii) which provides Landlord with no less protection than the insurance previously maintained by Landlord (reasonably determined by Landlord), and (iv) at a lower cost, as evidenced in writing by Tenant's insurer, then Tenant shall have the right to obtain said Replacement Insurance for the Premises, by giving Landlord written notice at least ninety (90) days before the renewal date of the current insurance policy in effect, whereupon Tenant shall pay all costs incurred in obtaining such Replacement Insurance for the Premises. Tenant may elect to carry a higher deductible than Landlord was carrying, but not more than the maximum set forth in Section 13.1 without Landlord's prior written approval. Upon any insured loss, Tenant shall pay to Landlord an amount equal to the deductible amount which sum shall be held and disbursed in the same manner as insurance proceeds are held and disbursed hereunder. Tenant may, at any time, elect to stop insuring the Premises by giving
Landlord at least ninety (90) days prior written notice, whereupon Landlord shall obtain insurance coverage for the Premises as called for herein and Tenant shall resume paying Landlord for such insurance expenses for the Premises. In the event of a Recapture from and after the effective date of such event, Tenant shall only be responsible for payment of Tenant' s pro rata share of the insurance costs. Tenant's pro rata share shall be determined by dividing the leaseable Floor Area of the Premises retained by Tenant by the leaseable Floor Area constructed on the Development. Should the leaseable Floor Area constructed on the Development change, Tenant's pro rata share shall be appropriately adjusted.

     13.2      LIABILITY INSURANCE:     Commencing with the date
of this Lease Tenant, at Tenant's sole cost shall maintain or cause to be maintained general public liability insurance against claims for contractual liability as well as personal injury or death and property damage occurring within the Premises and upon, in or about the Development. Each such insurance shall afford protection to the limit of not less than $5,000,000.00 combined single limit for personal injuries including bodily injury or death (which limit may be included in an excess lines policy) and property damage to any number of persons arising out of any one occurrence. Landlord may require Tenant to increase the amount and scope of insurance to be carried hereunder upon periodic reviews of the same, provided Landlord shall not require changes more than one (1) time in any consecutive three (3) year period and said changes shall be commercially reasonable. Upon any insured loss, Tenant shall pay to Landlord an amount equal to the deductible amount, which sum shall be held and disbursed in the same manner as insurance proceeds are held and disbursed hereunder.

     13.3 MISCELLANEOUS INSURANCE PROVISIONS: All insurance provided for in this Section shall be effected under valid and enforceable policies issued by insurers of recognized responsibility with a minimum Alfred M. Best Company, Inc. (or any successor ratting organization) general policyholder's Rating of B+X, which shall contain a deductible of no more than $100,000.00 per occurrence for the term hereof or, if the property policy required by Section 13.1 is carried by Landlord, no more than $25,000.00 per occurrence for such policy (which maximum deductibles may be adjusted for inflation) and shall be primary and noncontributing. Any liability insurance required to be maintained by Tenant may be taken out under a blanket insurance policy or policies covering other premises, property or insureds in addition to the Development and the parties hereto, provided such policy or policies otherwise comply with this Section. The original of the initial policies or renewal policies, if any, as the case may be, shall be delivered to the primary named insured, and certificates thereof or duplicate policies at the other party's option, shall be delivered to the other party upon request. Any insurance required to be maintained by either party (the "insured party") shall name the other party
(the "other party") as additional insured as its respective interest may appear. Any policy required by this Section shall provide that such policy shall not be' cancelled or materially changed without at least thirty (30) days prior written notice to the other party to this Lease. If a party fails to maintain insurance in accordance with the provisions of this Section and if such party fails to correct such default after thirty (30) days notice from the other party hereto, such other party may purchase such insurance for such defaulting Party, provided the term of such Insurance does not exceed one (1) year, and the defaulting party shall pay the cost thereof and interest at the Default Rate thereon upon demand.

     13.4 INSURANCE ESCROW: Upon the Occurrence of any default by Tenant hereunder, or if Landlord is required under any mortgage covering part or all of the Development to escrow for insurance, Landlord may require Tenant to deposit into said escrow, on such periodic oasis as may be required by Landlord or its Mortgagee or lender, the amount required by Landlord or said Mortgagee or lender to be deposited with respect to insurance, which is paid for by Tenant hereunder, provided that Tenant shall not escrow greater than fourteen (14) months of insurance escrow payments at anyone time.

     13.5 WAIVER OF SUBROGATION: Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action or cause of action, against the other, its agents (including partners, 'both general and limited), officers, directors, shareholders or employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or the Development, or any improvements thereto, or any property of such party therein by reason of fire, the elements, or any other cause which could be insured against under the terms of the fire and extended coverage insurance policy to be carried pursuant to this Lease, regardless of cause or origin, including negligence of the other party hereto, its agents, officers or employees' and covenants that no insurer shall hold any right of subrogation against such other party. Each of the parties shall, upon obtaining the policies of insurance required by this Lease, notify the insurance carrier that the foregoing waiver is contained in this Lease and shall require such carrier to include an appropriate waiver of subrogation provision in the policies.

     13.6 LANDLORD HELD HARMLESS: Tenant agrees to defend, indemnify and save Landlord harmless from all injury, loss claims or damage (including attorneys' fees and disbursements incurred by Landlord in conducting an investigation and preparing for and conducting a defense) by reason of injury to any person or property occurring on or at the Development or arising from, related to, or in any way connected with the use or occupancy of the Development or the conduct or operation of Tenant's business.

     Landlord and Landlord's agents and employees shall not be liable to Tenant or any other person or entity whomsoever for any injury to person or damage to property caused by the Development becoming out of repair or by defect in or failure of equipment, pipes or wiring, or broken glass, or by the backing up of drains, or by gas, water, steam electricity or oil leaking escaping or flowing into the Development, nor shall Landlord be liable to Tenant or any other person or entity whomsoever for any loss or damage that may be occasioned by or through the acts or omissions of any persons or entities whomsoever, excepting only duly authorized employees and agents of Landlord. With respect to latent or patent defects in the Development, Landlord shall have no liability, except as otherwise set forth in Section 2.2. Tenant shall indemnify and hold Landlord harmless from any loss, cost, expense or claims arising out of such injury or damage referred to in this Section.

     In the event of a Recapture Landlord agrees to defend, indemnify and save Tenant harmless from all injury, loss, claims or damage (including attorneys' fees and disbursements incurred by Tenant in conducting an investigation and preparing for and conducting a defense) by reason of injury to any person or property occurring on the Development resulting from Landlord's negligent performance of its obligations to maintain and repair the Common Areas, roof or exterior portions of the Building.

SECTION 14     DAMAGE AND DESTRUCTION

     14.1 DESTRUCTION: If the Premises shall be damaged by fire, the elements or other casualty and the same is covered by insurance required to be carried hereunder; such that the Premises is not thereby rendered untenantable in whole or in part, Landlord shall promptly at its expense cause such damage to be repaired, without abatement of rent. If the Premises shall be rendered wholly or partially untenantable and the same is covered by insurance required to be carried hereunder, Landlord shall promptly at its expense cause the damage to be repaired, and the aggregate minimum annual rent and additional rent meanwhile shall be abated proportionately as to the portion of the Premises rendered untenantable Landlord shall notify Tenant within ninety (90) days of any damage to the Premises of the estimated time for completion of repair.

     14.2 TENANT'S RIGHT TO TERMINATE: Notwithstanding anything contained herein to the contrary if (i) less than two
(2) years remains in the term of the Lease as it may have been extended, (ii) more than twenty-five percent (25%) of the Floor Area of the Premises is damaged or destroyed by fire or other casualty, and (iii) the time to restore the damage or destruction (as reasonably estimated by Landlord) is greater than one hundred eighty (180) days. then Tenant or Landlord. shall have the right to terminate this Lease by giving the other written notice of such termination within thirty (30) days after the date of such casualty or Landlords notification to tenant of the estimated time for completion of restoration. whichever is later. specifying a termination date of at least thirty (30) and not more than ninety (90) days after the date of such notice 0f termination. whereupon this Lease and the tenancy hereby created shall cease as of the date of said termination. the rent to be adjusted and prorated as of such date (if . both Landlord and Tenant give notice, the first notice shall be determinative with regard to the effective date of termination).However, if Landlord gives such a notice and if Tenant then has an unexercised option to extend the Term pursuant to Section 3.1, Tenant may defeat Landlords notice by exercising such option within ten (10) days after delivery of Landlord's notice of termination, in which case this Lease will remain in full force and effect and Landlord will proceed to repair and restore the Premises. If Tenant or Landlord does not give notice of termination within such thirty (30) day period, each shall be deemed to have waived such right of termination and, except as otherwise provided herein, Landlord shall remain obligated to repair and restore the Premises in accordance with the terms hereof and shall commence construction of said repairs within one hundred eighty (180) days of said casualty. If Landlord does not substantially complete the repairs required to be made by Landlord pursuant to this Section 14 within three hundred sixty
(360) days of the date of said casualty, then Tenant shall have the right to terminate this Lease by giving Landlord thirty (30) days written notice of termination following said three hundred sixty (360) day period. However, in the event that Landlord substantially completes said work during said thirty (30) day period, then said right to terminate and termination notice shall be void and of no force or effect.

     14.3 NOTICE OF CASUALTY: Tenant shall give prompt written notice to Landlord of any damage caused to the Premises by fire or casualty as soon as Tenant is aware of such damage.

SECTION 15     REPAIRS. ALTERATIONS IMPROVEMENTS AND REPLACEMENTS

     15.1 LANDLORD'S RESPONSIBILITIES: Throughout the term of this Lease, Landlord, at Landlord's sole expense except as herein provided, shall keep the foundation and all structural components of the Premises in good condition and shall be responsible for any and .all maintenance repairs and/or replacements thereof. Notwithstanding anything in this Lease to the contrary, any maintenance repairs and/or replacements of damage or abnormal wear and tear to the foundation or structural components of the Premises, caused by the improper act or negligence of Tenant, its employees, agents, invitees, contractors or customers, shall be performed by Landlord at Tenant's expense, after a thirty (30) day notice and opportunity to cure the same. All repairs and replacements made pursuant to this Section shall be at least equal in quality and workmanship to the original work.

     15.2      TENANT'S RESPONSIBILITES: Except as set forth in
Section 15.1, hereof, subject to' the provisions of Section 14 and Section 22, hereof, and in addition to Tenant's responsibilities set forth in Section 8.1, hereof, Tenant shall, at its sole expense, keep the Development (including, without limitation HVAC, roof (excluding the steel joist portions of the roof, which are Landlord's responsibility pursuant to Section
15.1, and subject to Landlord's responsibilities in the event of a Recapture), parking facilities, exterior walls, and landscaping) in good condition and repair, as when they were entered upon, and shall be responsible for any and all maintenance, repairs and replacements thereto, loss by fire or other casualty and at the end of the term, reasonable wear and tear excepted. Notwithstanding anything in this Lease to the contrary, any maintenance, repairs and/or replacements of damage or abnormal wear and tear to the foundation or structural components of the Premises, caused by the improper act or negligence of Landlord, its employees, agents, invitees, contractors or customers, shall be performed by Tenant at Landlord's expense, after a thirty'(30) clay notice and opportunity to cure the same.

     15.3 PERMITS/SALVAGE/LAWS: Landlord shall cooperate with Tenant in securing any building or other permits or authority necessary from time to time for any repair, alteration, change or improvement required or permitted to be performed by Tenant in on, to or of the Premises. Subject to Tenant's obligations under Section 21.1 hereof and the rights of any insurance company providing the insurance required hereunder, all salvage work done at any time by Tenant pursuant to the provisions of this Section 15 shall belong to Tenant who shall not be accountable therefor 10 Landlord" Any repair, alteration, change or improvement shall be executed in a good and workmanlike manner in accordance with all applicable laws, building codes, ordinances, statutes, regulations and requirements of any national, state or local government.

SECTION 16     TRADE FIXTURE

     16.1 INSTALLATION AND REMOVAL: Subject to the terms and conditions of this Lease, including, without limitation; Section 6, Tenant may at any time during the term of this Lease install upon the Premises any and all trade fixtures and operating equipment which it may deem necessary or advisable in connection with the conduct of its business. Any and all of such fixtures and equipment may a1 any time and from time to time during the term of this Lease be removed by Tenant from the Premises, without any obligation on the part of Tenant to replace said fixtures and equipment. Tenant agrees to repair, at its expense, any damage caused to the Premises by reason of such removal.

     16.2 TENANT'S USE OF ROOF: Subject to the terms and conditions of this Lease, including, without limitation, Section 6, Tenant may plan, design, construct, supervise and maintain upon the roof any air conditioning and electrical equipment, alarm bells and equipment, antennas, satellite dishes and similar facilities which may protect or, service the Premises (collectively "Roof Facilities"), provided that the, same do not unreasonably interfere with the operation of the Development, do not impair the structural integrity of the Building, are reasonably screened from public view and comply with all applicable governmental codes, ordinances, rules, regulations and laws. Any such Roof Facility, and any temporary signage or advertising items, which shall be installed or erected shall unless and until Tenant shall remove the same be maintained by Tenant at Tenant's own cost and expense and shall be removed by Tenant and any damage to the Building repaired, at Tenant's expense, upon the expiration or earlier termination of the term of this Lease.

     Tenant shall be responsible for all maintenance costs incurred in collection with the Roof Facilities and related equipment and flashing installed around the bases and all reasonable measures taken to prevent leakage there from Tenant hereby agrees to cooperate in any roof repair, replacement, maintenance and insta11ation as required by Landlord from time to time and shall at Tenant's sole cost and expense relocate or temporarily remove and or all of the Roof Facilities in connection with such repair or replacement of the roof. Upon the termination hereof, the Tenant may remove, or Landlord may require Tenant to remove, the Roof Facilities and any and all damage to the roof caused by said removal shall be repaired by Tenant.

     16.3 ROOF PENETRATIONS: Subject to the terms and conditions of this Lease, including, without limitation, Section 6, Tenant shall submit detailed plans to Landlord for, approval prior to any penetrations or alterations being made in the roof system. Conduits, pipes or wires must be concealed between the ceiling and the bottom of the roof deck and shall not be allowed to run across the roof surface. The roofing contractor, who shall be subject to Landlord's prior review and approval, which shall not be unreasonably withheld, shall properly install pitch pans and roof curbs at all roof penetrations and provide in writing either a l5 year complete water tight guarantee covering the work performed or a guarantee that the existing roof warranty has not been voided or compromised in any way as a result of Tenant's work. Tenant hereby agrees to indemnify, defend and hold Landlord hann1ess from any damage 'to the Building resulting, directly or indirectly, from Tenant's venting, opening, sealing, waterproofing or in any other way altering the roof unless such a guarantee from Landlord's roofing contractor (if applicable) or an authorized contractor has been delivered to Landlord promptly following the time said Alterations on the roof were performed.

SECTION 17     SUBORDINATION/NONDISTURBANCE

     17.1 SUBORDINATION/NONDISTURBANCE: Tenant agrees that this Lease is and shall be subordinate or superior, at the option of Landlord, to the lien of any mortgage or other security instrument now or hereafter placed upon Landlord's interest in the, Development; provided, that (a) no default by Landlord under any such mortgage or other security instrument shall affect Tenant's rights under this Lease, so long as Tenant is not in default hereunder, and (b) any Mortgagee of a mortgage or holder of any other security instrument encumbering Landlord's interest in the Development shall execute a Subordination, Nondisturbance and Attornment Agreement on a form which is approved by Tenant and Tenant's counsel, which approval shall not be unreasonably withheld. At or prior to the date of Landlord's Notice of Commencement, Landlord shall cause to be delivered to Tenant a separate Subordination, Nondisturbance and Attornment Agreement for each mortgage, deed of trust ground lease or similar encumbrance shown on the title insurance commitment delivered to Tenant in accordance with Section 19.2 hereof and for any unrecorded mortgage or deed of trust affecting the Development,' duly executed by the holder of each such mortgage or deed of trust or lessor of such ground lease. Subject to delivery to Tenant of such nondisturbance agreement, Tenant hereby agrees to provide to Landlord,' within ten (10) days of demand, a Subordination or Attornment agreement for any mortgage or deed of trust affecting the Development.

SECTION 18     SUBLETTING ASSIGNING 18.1 TENANT ASSIGNMENT:

     18.1 TENANT ASSIGNMENT

          18.1 Provided that Tenant is not in default under this Lease, Tenant shall have the right, at any time, to assign this Lease or sublet all or any part of the Premises to any entity; provided that (i) Tenant continues to remain primarily liable on its obligations set forth herein; (ii) any such subtenant and/or assignee shall assume and be bound by all obligations of Tenant for payment of all amounts of rental and other sums and the performance of all covenants required by Tenant pursuant to this Lease Agreement; (iii) any such subtenant and/or 'assignee intends to operate the Development in accordance with the usage restrictions of this Lease; and (iv) not less than ten (10) days prior to the effective date of such transaction, Tenant provides Landlord with copies of the documents evidencing such transaction and such evidence as Landlord may reasonably require to establish that such transaction falls within the terms and provisions of this paragraph.

          18.1.2 If Tenant or an entity that owns all of the outstanding equity interests of Tenant is not publicly traded,
(i) a sale by Tenant of all or substantially all of its assets or all or substantially all of its stock. (ii) a merger of Tenant with another corporation, (iii) the transfer of twenty-five percent (25%) or more of the stock in a corporate tenant, or (iv) the transfer of twenty-five percent (25%) or more of the beneficial ownership interests in a noncorporate tenant, shall constitute an assignment hereunder.

          18.1.3 Notwithstanding anything contained in this Paragraph 18 to the contrary, thirty (30) days prior to any assignment or subletting, or amendment or extension to any existing assignment or subletting, Tenant shall notify Landlord (the,"Tenant Notice"), provide Landlord with a copy of said assignment or subletting, and Landlord, within ten (10) days thereafter, shall have the right to reduce the Premises as to the portion of the Premises to be assigned or sublet (a "Recapture") by delivering Tenant with written notice thereof (a "Recapture Notice"). In the event Landlord provides the Recapture Notice,
(i) such reduction shall be effective as of the date set forth in a written notice from Landlord to Tenant, which date shall in no event be more than thirty (30) days following the Tenant Notice,
(ii) Tenant's minimum annual rent shall be proportionately reduced, and (iii), at Landlord's option, if set forth in the Recapture notice, Tenant shall assign Landlord the assignment (or sublet agreement if Landlord does not deliver the Recapture Notice, the Premises shall not be reduced, Tenant shall remain liable for the entire Premises and minimum annual rent, and Tenant shall be free to enter into said assignment or recapture within ten (10) days thereafter. Landlord's exercise or failure to exercise a Recapture shall not eliminate Tenant's obligation to renotice Landlord of any future sublettings or assignments, or amendments thereto.

Notwithstanding anything to the contrary contained in this Paragraph 18.1.3 herein, Tenant shall, have the right, without being obligated to deliver a Tenant Notice and provide Landlord the right to deliver a Recapture Notice, to assign or sublease all or any portion of the Premises to the following parties on the following conditions:
               1. Any subsidiary or affiliate of Tenant, provided
Tenant owns a substantial interest in such affiliate or subsidiary

               2. Any parent corporation of Tenant;

               3. Any subsidiary or affiliate of Tenant's parent corporation if such parent owns a substantial interest in such subsidiary or affiliate; or

               4. Any corporation into which Tenant may be merged or consolidated or which purchases all or substantially all of the assets or stock of Tenant; provided that the resulting corporation has a net worth at least equal to Tenant's net worth as of the date hereof or as of tl1e date prior to said merger and provided that:

               (A) Tenant continues to remain primarily liable on its obligations set forth herein, unless Tenant no longer exists, due to its dissolution in connection with a merger

               (B) Any such assignee shall assume and be bound by all obligations of Tenant for payment of all amounts of rental and other sums and the performance of all covenants required by Tenant pursuant to this Lease. Any such subtenant shall agree not to violate the obligations of Tenant or the covenants required by Tenant pursuant to this Lease Agreement; and

               (C) Any such subtenant and/or assignee intends to operate the Premises in accordance with the usage restrictions of this Lease.

Not less then ten (10) days prior to the effective date of such transaction, Tenant provides Landlord with copies of the documents evidencing such transaction and such evidence as Landlord may reasonably require to establish that such transaction falls within the terms and provisions of this subparagraph.

     18.2 LANDLORD ASSIGNMENT: Landlord shall have the right to sell, transfer or assign, in whole or in part, its rights and obligations under this Lease and in the Premises. Notwithstanding anything in this Lease to the contrary, any such sale, transfer or assignment shall operate to release Landlord from any and all subsequent liabilities under this Lease and shall result automatically in tl1e purchaser or assignee assuming and agreeing to carry out all the covenants and obligations of Landlord herein. Landlord may also assign this Lease to an entity created by or on behalf of Landlord to purchase the Property.

SECTION 19     QUIET ENJOYMENT

     19.1 QUIET ENJOYMENT: Landlord covenants that; provided Tenant is not in default under this Lease, Tenant shall peaceably and quietly have, hold and enjoy the Premises, during the full term of this Lease, free and clear of all liens and encumbrances except as reflected in the Title Report, as defined below, as amended ("Permitted Exceptions").

     19.2 TITLE INSURANCE: If requested by Tenant in writing prior to Landlord's purchase of the Premises, Landlord shall request that the title company deliver to Tenant at Tenant's sole cost, a leasehold owner's title insurance policy, insuring Tenant's leasehold interest under this Lease in an amount to be agreed upon by Landlord and Tenant, which policy shall be free and clear of all liens and encumbrance except the Permitted Exceptions and written by a title insurance company licensed by the State of Kansas.

SECTION 20     ENVIRONMENTAL MATTERS

     20.1 ENVIRONMENTAL REPORT: Landlord represents and covenants to Tenant that Landlord does not have actual knowledge of the existence of any hazardous waste materials, toxic substances, underground storage tanks and/or asbestos (except as may be disclosed in an environmental report to be delivered and certified to Tenant) at the Development

     20.2 HAZARDOUS MATERJALS: Except for Excluded Materials (hereinafter defined), Tenant shall not, without the prior written consent of Landlord which may be withheld in Landlord's sole discretion knowingly cause or permit any Hazardous Material(s) (hereinafter defined) to be brought or remain upon, stored, generated, kept, used, discharged, leaked, or emitted in or about, or treated at the Building or the Development. As used in this Lease, "Hazardous Material(s)" shall include, but not be limited to, any hazardous, toxic or radioactive substance, material, matter or waste which is or becomes regulated by any federal, State or local law, ordinance, order, rule, regulation, code or any other governmental restriction or requirement, and shall include asbestos, petroleum products and the terms "Hazardous Substance," "Hazardous Waste," "Toxic Substances," or other similar designations as defined in the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA ") as amended, 42 U.S.C, 9601 et seq., the Resource Conservation and Recovery .Act ("RCA"), as amended, 42 U:S.C. 690l et seq., the Toxic Substances Control Act, 15 U.S.C. Section 2601, et seq., the Hazardous Materials Transportation Act, 49 U.S.C.
Section 1801, et seq., and any other federal, state or local governmental statutes, laws, ordinances, rules, regulations and precautions "Excluded Materials" shall mean Hazardous Materials
(1) which may be present in: (i) paints, glues, fuels, photocopy equipment, photographic chemicals and supplies, building materials, maintenance supplies, cleaning agents and solvents, and propane and gun powder, so long as Tenant is engaged in the sale of primarily sporting goods and said items are kept in quantities necessary for Tenant's retail operation, (ii) oil, gasoline or other fluid deposits released from passenger cars or maintenance vehicles parked at the Development, or (iii) fertilizer, herbicides, insecticides, and pesticides applied by Tenant within the Development. Should Landlord consent in writing to Tenant bringing, using, storing or treating any Hazardous Material(s) in or upon the Building or the Development or if Tenant is allowed to bring, use, store or treat Hazardous Materials in or upon the Building pursuant to this Section, Tenant shall strictly obey and adhere to any and all federal) state or local laws, ordinances, orders, rules regulations codes or any other governmental restrictions or requirements (including but not limited to those federal and state statutes referred to in this Section) which in any way regulate) govern or impact Tenant's possession, use, storage, generation treatment or disposal of said Hazardous Material(s). In addition Tenant represents and warrants to Landlord that (1) Tenant shall apply for and remain in compliance with any and all federal, state or local permits in regard to Hazardous Materials; (2) Tenant shall reopen to any and all applicable governmental authorities any release by it of reportable quantities of any Hazardous Material(s) as required by any and all federal, state or local laws, ordinances, orders, rules, regulations, codes or any other governmental restrictions or requirements, with a copy thereof to Landlord; (3) Tenant, within five (5) days of receipt, shall send to Landlord a copy of any notice, order, inspection report, or other document issued by any governmental authority relevant to the Tenant's compliance status with environmental or health and safety laws; and) (4) Tenant shall remove from the Development all of Tenant's Hazardous Materials, as hereinafter defined, at the earlier of (a) the termination of this Lease, or (b) when required by any and all federal, State or local laws, ordinances, orders, rules, regulations, codes or any other governmental restrictions or requirements.

     20.3 TENANT'S INDEMNITY: Tenant shall forever defend, completely indemnify and hold harmless Landlord, its mortgagees, affiliates and their respective directors, shareholders, officers, managers and agents (the "Landlord Indemnitees") from and against, and shall reimburse Landlord and the Landlord
Indemnitees for, any and all liabilities, losses, costs, damages, demands) fines, expenses (including, without limitation.
attorneys' fees and costs), suits, judgments, injunctive relief, claims, injuries to person, property or natural resources, actions or causes of action arising in connection with the release of any Hazardous Materials, whether foreseeable or unforeseeable, known or unknown, material or immaterial, resulting from Tenant's or its agent's, employee's, invitee's, sublessee's or licensee's actions or inactions (collectively
"Tenant's Hazardous Materials"). The foregoing indemnity includes, without limitation: (A) all costs of removal, remediation of any kind and disposal of Hazardous Materials; (B) all costs of determining whether the Development is in compliance, and of causing the Development to be in compliance, with all applicable federal, state or local laws, rules, ordinances or regulations governing Hazardous Materials all costs associated with claims for damages to persons, property or natural resources arising from a release of Hazardous Materials by Tenant, its agents, employees, sublessees or licensees or invitees; and (D) Landlord's or the Landlord's indemnitees attorneys and consultants fees and costs arising from or related to a violation of this Section or release of Hazardous Materials by Tenant, its agents, employees. sublessees or licensees or invitees. The indemnities of Tenant hereunder shall survive the termination of this Lease. The rights of Landlord hereunder shall be in addition to any other rights and remedies of Landlord at law, in equity or by statute or contained herein Tenant shall promptly report to and notify Landlord of the existence release or threatened release of Hazardous Materials upon or at the Development once known by Tenant and shall provide Landlord access to the Development, subject to the requirements of Section 11.1, at all reasonable times for the purpose of inspecting and/or testing the Development for Hazardous Substances and or the removal of Hazardous Substances from the Development.

     20.4 REMEDIATION WORK: In case the Development or any part thereof shall be subject to remediation, abatement, containment or any other work (the "Remediation Work") mandated or advised by any federal, state, local or other governmental agency with respect to the Tenant's Hazardous Materials, the Remediation Work shall be the responsibility of Tenant, unless such mandate or advisement results solely from Landlord's use, generation storage or disposal of Hazardous Materials, in which case Landlord shall be responsible for the Remediation Work. In no event shall Landlord be required to repair or replace Tenant's stock in trade, leasehold improvements, fixtures, furniture, furnishing or floor coverings and equipment. The Remediation Work and any restoration and rebuilding of the Development shall be completed within one hundred eighty (180) days of the date the original notice of mandate or advisement was delivered. If Landlord is responsible for the Remediation Work, all Remediation Work done in and to the Building shall be made in accordance with plans and specifications approved by Tenant, which such approval shall not be unreasonably withheld or delayed. If Tenant is responsible for the Remediation Work, all Remediation Work done in and to the Development shall be made in accordance with plans and specifications approved by Landlord, which such approval shall not be unreasonably withheld or delayed. All Remediation Work and any restoration performed in or on the Development shall be performed in conformance with all applicable laws, statutes and regulations. Upon completion of the Remediation Work, Landlord shall give possession to Tenant of the same space in the Building without diminution or change of location. If either Landlord or Tenant is given notice of the mandate or advisement described herein or of the release of any Hazardous Materials in connection with the Development or of noncompliance with any federal, state or local laws relating to Hazardous Materials in connection with the Development, the party receiving such notice shall advise the other party in writing within ten (10) days of receipt of the notice.

     20.5 USE OF DEVELOPMENT: Tenant its agents, employees, contractors and invitees shall use the Building and the Development and conduct any operations thereon in compliance with all applicable federal, state and local environmental statutes, regulations, ordinances and any permits, approvals or judicial or administrative orders issued thereunder to Landlord or Tenant

     20.6 LANDLORD'S INDEMNITY: Landlord shall forever defend, completely indemnify and hold harmless Tenant, its mortgagees, affiliates and their respective directors, shareholders, officers, managers and agents (the "Tenant
Indemnitees") from and against, and shall reimburse Tenant and the Tenant Indemnitees for, any and all liabilities, losses, costs, damages, demands, fines, expenses (including, without limitation attorneys' fees and costs), suits, judgments, injunctive relief, claims, injuries to person property or natural resources, action or causes of action arising in connection with the release of any hazardous Materials, whether foreseeable or unforeseeable, known or unknown, material or immaterial, resulting from Landlord's or its agent's or employee's actions or inactions (collectively "Landlord's Hazardous Materials"). The foregoing indemnity includes, without limitation: (A) all costs of removal, remediation of any kind and disposal of Hazardous Materials; (B) all costs of determining whether the Development is in compliance, and of causing the Development to be in compliance, with all applicable federal, state or local laws;
rules, ordinances or regulations governing Hazardous materials;
(C) all costs associated with claims for damages to persons, property or natural resources arising from a release of Hazardous Materials by Landlord, its agents, employees, sublessees or licensees; and (D) Tenant's or the Tenant's Indemnitees' attorneys and consultants fees and costs arising from or related to a violation of Ws Section or release of Hazardous Materials by Landlord, its agents, employees, sublessees or licensees. The indemnities of Landlord hereunder shall survive the termination of this Lease. The rights of Tenant hereunder shall be in addition to any other rights and remedies of Tenant at law, in equity or by statute or contained herein: Landlord shall promptly report to and notify Tenant of the existence, release or threatened release of Hazardous Materials upon or at the Development once known by Landlord termination notice and if, in fact, Tenant reopens within such period or assigns the Lease within such period, Landlord shall not have the right to terminate this Lease with respect to such instance of Tenant ceasing to so operate. Such right of termination shall be Landlord's sole remedy upon any discontinuance of Operations by Tenant other than continued enforcement of Tenant's obligations under this Lease (other than Operation) if this Lease is not terminated. Upon termination, Landlord and Tenant shall each be released from any obligations accruing after the date of such termination, but each shall remain liable for any obligations accruing hereunder prior to such date of termination.

SECTION 25     MEMORANDUM OF LEASE

     25.1 MEMORANDUM OF LEASE: If requested by either party, the other agrees to execute and deliver a memorandum of lease in the form attached hereto as Exhibit B in order to give notice of this Lease; provided, however, that the relations between Landlord and Tenant with respect to thee Premises shall be governed solely by the provisions of this Lease and not by any such memorandum of lease. The cost of recording such memorandum of lease shall be paid by the requesting party. Tenant shall not record this Lease, but may record the memorandum of Lease.

SECTION 26     ESTOPPEL CERTIFICATE

     26.1 ESTOPPEL CERTIFICATES: Upon request of Landlord or Tenant, the other party, within ten (10) days of the date of such written request, agrees to execute and deliver to the party requesting, without, charge, a written statement: (a) ratifying this Lease; (b) certifying that this tease is in full force and effect, if such is the case, and has not been modified, assigned, supplemented or amended, except as shall be stated; (c) certifying that all conditions and, agreements under this Lease to be satisfied and performed have been satisfied and performed, except as shall be stated; (d) reciting the amount of advance rental, if any, paid by Tenant and the date to which rental, has been paid; and (e) confirming such other provisions as are reasonably requested by such party.

SECTION 27     MISCELLANEOUS

     27.1 RELATIONSHIP OF PARTIES: It is the intention of the parties to create the relationship of Landlord and Tenant and no other relationship whatsoever and nothing herein shall be construed to constitute the parties hereto partners or joint venturers, or to render either party hereto liable for any of the debts or obligations of the other party.

     27.2 ENTIRE AGREEMENT/MODIFICATION: There are no oral agreements or understandings between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations arrangements, agreements and understandings between Landlord and Tenant and none thereof shall be used to interpret or construe this Lease. This Lease cannot be changed or terminated orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     27.3 COVENANT/CONDITION: This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant shall not be entitled to any setoff of the rent, except as set forth in Section 23.9 hereof, or other amounts owing hereunder against Landlord if Landlord fails to perform its obligations set forth herein; provided, however, the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Development or any portion thereof and an, opportunity granted to Landlord and such holder to correct such violation as provided in Section 23.9 above.

     27.4 TERM OF THIS LEASE: The expressions "the term" and "the terms" of this Lease are used interchangeably herein and wherever used in this Lease shall be deemed to refer not 'only to the initial term but to any and all extensions and renewals thereof as well.

     27.5 COUNTERPARTS: This Lease may be executed in several counterparts, each of which shall be deemed an original, and such counterparts shall constitute but one and the same instrument.

     27.6 NOTICE: "Notice" means any notice, demand, request, or other communication or document to be provided under this Agreement to a party to this Lease. All Notices shall be in writing and shall be given to the party at its address or telecopy number set forth below or such other address or telecopy number as the party may later specify for that purpose by notice to the other party. Each Notice shall, for all purposes, be deemed given and received:

          27.6.1 If given by telecopy, "v hen the telecopy is transmitted to the party's telecopy number specified below and confirmation of complete receipt is received by that transmitting party during normal business hours or on the next business day if not confirmed during normal business hours;

          27.6.2    If hand delivered to a party against
receipted copy, when the copy of the notice is receipted;

          27.6.3    If given by a nationally recognized and
reputable overnight delivery service, the day on which the notice is actua1Iy received by the party and

          27.6.4 If given by any other means or if given by certified mail, return receipt requested postage prepaid, two (2) days after it is posted with the United States Postal Service, at the address of the party specified below:

If to Landlord:     Edgemark Development LLC
                    410 17tb Street, Suite 1705
                    Denver, Colorado 80202
                    Attention: Brad A. McNealy
                    Telecopy No. (303) 571-4503

With a copy to:     Brownstein Hyatt & Farber, P.C.
                    410 l7th Street, Suite 2200
                    Denver, CO 80202
                    Attention. Robert Kaufmann
                    Telecopy No. (303) 223-1100

If to Tenant:       GART BROS. SPORTING GOODS COMPANY
                    1050 W. Hampden Avenue
                    Englewood, Colorado 80110
                    Attention: Vice President -Real Estate
                    Telecopy No. (303) 863-225.8

With a copy to:     GART BROS. SPORTING GOODS COMPANY
                    1050 W. Hampden Avenue
                    Englewood, Colorado 80110
                    Attention: General Counsel
                    TelecopyNo. (303) 864-2188

     If any Notice is sent by telecopy, the transmitting party shall send a duplicate copy of the Notice to the other party by regular mail. In all events, however, any Notice sent by telecopy transmission shall govern all matters dealing with delivery of the Notice, including the date on which the Notice is deemed to have been received by the other party. The provisions above governing the date on which a Notice is deemed to have been received by a party to this Lease shall mean and refer to the date on which a party to this Lease, and not its counselor other recipient to which a copy of the Notice may be sent, is deemed to have received the Notice. If Notice is tendered under the provisions of this Lease and is refused by the intended recipient of the Notice, the Notice shall nonetheless be considered to have been given and shall be effective as of the date provided in this Lease. The contrary notwithstanding, any Notice given in a manner other than that provided in this Lease that is actually received by the party to receive notice, shall .be effective on receipt of the Notice. NOTWITSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTICES OF DEFAULT OR TERMINATION SHALL ONL Y BE GIVEN BY CERTIFIED MAIL RETURN RECEIPT REQUESTED, POSTAGE PREPAID, PURSUANT TO SECTION 27.6.4 HEREUNDER.

     27.7 FORCE MAJEURE: In the event that Landlord or Tenant are delayed or prevented from performing any of their respective obligations during the term of this Lease because of Acts of God, strikes, lockouts, labor troubles, inability to procure materials, failure of power, governmental restrictions, casualty or reasons of a like nature not the fault of the party delayed in the performance of such obligation, then the period of such delays shall be deemed added to the time herein provided for the performance of any such obligation and the defaulting party shall not be liable for losses or damages caused by such delays; provided, however, that this Section shall not apply to the payment of any sums of money required to be paid by Tenant hereunder.

     27.8 TENANT'S AUTHORITY: Tenant hereby warrants and certifies to Landlord that Tenant is duly authorized to conduct business in the state in which the Premises is located. Tenant hereby further warrants arid certifies to Landlord that the undersigned officers of Tenant, as such officers, are authorized and empowered to bind the Tenant to the terms of this Lease by their signatures hereto.

     27.9 LANDLORD'S AUTHORITY: Landlord hereby warrants and certifies to Tenant that Landlord is duly authorized to conduct business in the state in which the Premises is located. Landlord hereby further warrants and certifies to Tenant that the undersigned officers of Landlord, as such officers, are authorized and empowered to bind the Landlord to the terms of this Lease by their signatures hereto.

     27.10 GOVERNING LAW: The laws of the State of Kansas shall govern the validity, performance and enforcement of this Lease and any actions brought hereunder shall be heard in courts located in said State. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision.

     27.11 ATTORNEY'S FEES: Upon any dispute between Landlord and Tenant under this Lease, the prevailing party shall be entitled to recover from the nonprevailing party reasonable attorneys fees and costs incurred in contesting such dispute.

     27.12 RULE OF CONSTRUCTION: The rule of construction to the effect that an instrument shall be construed against its draftsman shall not apply to this Lease and shall not negate or invalidate any provision of this Lease.

     27.13 ACCORD AND SATISFACTION: No act or thing done by Landlord or Landlord's agents during the term hereof, including, but not limited to, any agreement to accept surrender of the Premises or to amend or modify this Lease, shall be deemed to be binding on Landlord, unless such act or thing shall be by a partner or officer of Landlord, as the case may be, or a party designated in writing by Landlord as so authorized to act. The delivery of keys to Landlord, or Landlord's agents, employees, or officers shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent and all other amounts owing, as herein stipulated, shall be deemed to be other than on account of the earliest stipulated rent or other amounts nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy available to Landlord.

     27.14     COMPLIANCE WITH LAWS, RULES AND REGULATIONS:
Tenant, at Tenant's sole cost and expense shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies and matters of record, including, without limited -to the Permitted Exceptions, now in effect, or which may hereafter be in effect, which shall impose any duty upon Landlord or Tenant with respect to the use, occupation or alteration of the Development. Tenant shall not commit waste or suffer or permit waste to be committed or permit any nuisance on or in the Development. Tenant agrees that it will not store, keep, use sell, dispose of or offer for sale in. upon or from the Development any article or substance which may be prohibited by any insurance policy in force from time to time covering the Development

     Landlord and Tenant covenant and agree that, during the term of this Lease and any extensions or renewals thereof, in no event shall any portion of the Development be used for a Restricted
Use. As used herein, the term "Restricted Use" shall mean anyone or more of the following uses full service sit down restaurant
(except in the event of a provision of a 10/1 parking ratio therefor), bowling alley, pool hall, billiard parlor skating rink roller rink amusement arcade, adult book store, adult theatre adult amusement facility, any facility selling or displaying pornographic
'materials or having such displays second hand store auction house or flea market. Restricted Uses shall not include the operations of a video store such as a Blockbuster Video, Hollywood Video, or the like (provided that such video store shall be permitted to have only incidental sales or rental of pornographic videos which are not advertised or visible from the exterior of the video store premises).

     27.15 CAPTIONS: The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit construe or describe the scope or intent of any section

     27.16 BROKERS: Landlord agrees to indemnify and hold harmless Tenant from and against any liability or claim whether meritorious or not arising with respect to any broker whose claim arises by, through or on behalf of Landlord. Tenant agrees to indemnify and hold harmless Landlord from and against any liability or claim whether meritorious or not arising with respect to any broker whose claim arises by, through or on behalf of Tenant.

     27.17 TIME: "Time is of the essence in this Lease and in each of the provisions hereof.

     27.18     LANDLORDS ABILTY TO MORTGAGE THE DEVELOPMENT:
Notwithstanding anything in this Lease to the contrary, nothing contained in this Lease shall restrict or limit Landlords ability to place mortgages against the Land. Building or any other part of the Development at any time so long as Landlord complies with the provisions of Section 17.1 of this Lease. Any such mortgage and documents related thereto shall be considered a Permitted Exception under this Lease.

     27.19 CLOSING CONTINGENCY: Notwithstanding anything contained in this tease to the contrary, Landlord or Tenant shall have the right to terminate this Lease, if Landlord does not on or before January 31. 2002 provide Tenant in form reasonably satisfactory to Tenant, evidence that Landlord has effectuated the purchase of the Development ("Notice of Commencement"). Tenant may exercise its right to terminate this Lease under this Section by delivering thirty (30) days written notice of termination to Landlord on or after January 31, 2002; however, in the event that Landlord's purchase of the Development occurs on or before the end of the aforementioned thirty (30) day period then said notice and right to terminate shall be void and of no further force or effect.

     27.20 FINANCIAL STATEMENTS: Tenant will provide its current financial statements within ten (10) days of Landlord's request therefor, if Landlord requests the same in connection with its actual or proposed transfer of the Premises or for financing of the same.

     27.21. PERMITTED EXCEPTIONS: The terms, conditions and provisions of this Agreement are subject and subordinate to the terms conditions and provisions of the Permitted Exceptions; any conflict between this Lease and the Permitted Exceptions the Permitted Exceptions shall prevail; and any failure of Tenant to comply with the terms of the Permitted Exceptions shall be a default hereunder, All sums owed by Landlord under the Permitted Exceptions, whether due before or during the term hereof shall be paid by Tenant as directed under the Permitted Exceptions, as additional rent on or before the date due thereunder. Notwithstanding the foregoing, in the event of a Recapture, from and after the effective date of such event. Landlord shall be responsible for its pro rata share of the cost of complying with the Permitted Exceptions pursuant to this Section 27.21. So long as Tenant has the benefit of the Exclusive, Landlord shall use commercially reasonable efforts, at Tenant's direction and sole cost and expense to enforce any similar exclusives available in the Permitted Exceptions. Tenant shall indemnify defend and hold Landlord harmless from and against all costs and expenses, including, without limitation attorneys' fees, incurred by Landlord in connection with said enforcement of exclusive rights.

     27.22 SEVERABILITY: If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws effective during the term of this Lease, then and in that event it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby and it is also the intention of the parties to this. Lease that in lieu of each clause or provision of this Lease that is illegal, invalid, or unenforceable there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

     27.23 SUCCESSORS: Except as herein specifically set forth, all terms, conditions, and covenants to be observed and performed by the parties hereto shall be applicable to and binding upon their respective heirs, administrators, executors, and assigns. The terms, conditions, and covenants hereof shall also be considered to be covenants running with the land to the fullest extent permitted by law.

     27.24 SALE BY LANDLORD: The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall, be limited to mean and include only the owner or owners of the Premises at the time in question and, in the event of any transfer or transfers of the title thereto, Landlord herein named (and in the case of any subsequent transfers or conveyances, the then grantor) shall be automatically released, from and after the date of such transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer in which Tenant has an interest shall be turned over to the grantee and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease shall be paid to Tenant.

     27.25 TERMINATION OF LEASE: The termination or mutual cancellation of this Lease shall not work a merger, and such termination or mutual cancellation shall, at the option of Landlord, either terminate all subleases and subtenancies or operate as an assignment to Landlord of any or all such subleases or subtenancies.

     27.26 LENDER MODIFICATIONS: Tenant agrees to, meke such modification and amendments of this Lease as may hereafter be required to conform to any lender's requirements, so long as such modifications or amendments will not increase Tenant's obligations hereunder or materially alter its rights as set forth herein.

     27.27 OUTDOOR SALES: Subject to the terms and conditions of this Section, (upon advance written notice to Landlord if a Recapture has occurred), and provided Tenant has not assigned or sublet all or substantially all of the Premises, Tenant shall have the right to conduct seasonal Christmas tree, Fourth of July Fireworks sales, and sports equipment demonstrations in the parking lot of the Development and sidewalk sales in front of the Premises. Notwithstanding anything herein to the contrary, Tenant shall indemnify, defend and hold Landlord harmless from and against any and all loss, cost, damage, expense, or claim, including, without limitation, attorneys' fees, relating to said outside sales activities tenant shall repair all damage caused by said activities and shall operate the same in first class and professional manner. Tenant shall not operate said outdoor activities, if such activities interfere with the parking for, visibility of or access to any other tenants in the Development, as determined by Landlord in its reasonable discretion.

     27.28 BINDING EFFECT: Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both
Landlord and Tenant (the "Effective Date).

     27.29 TENANT DUE DILIGENCE: Prior to Landlord's purchase of the Development, Landlord shall deliver to Tenant (i) a title report (the "Title Report") with copies of the recorded title matters affecting the Development available from the title company; (ii) a survey of the Development; and (iii) and phase I environmental report regarding the Development (collectively, the "Due Diligence Documents"). Tenant shall have four (4) business days after its receipt of the Due Diligence Documents, and any updates thereto, to terminate this Lease by delivering written notice thereof to Landlord on or before the end of said four (4) business day period. In the event of said termination, neither party shall have any further obligation or liability to the other hereunder, except that the obligations of the parties pursuant to
Section 27.16 hereof shall survive said termination. In the event that Tenant does not deliver said written notice of termination, its right to terminate pursuant to this section 27.29 shall be null, void and of no further force or effect.

     27.30 LEASE GUARANTY: This Lease is contingent upon the delivery by Gart Sports Company, a Delaware corporation and parent company of Tenant, of a fully executed copy of that certain guaranty in the form attached hereto as ExbibitC.



     IN WITNESS WHEREOF, the parties hereto have caused this Lease to be signed as of the day and year first above written.

LANDLORD:                               TENANT:
EDGEMARK DEVELOPMENT LLC                GART BROS. SPOR11NG GOODS
a Colorado limited liability company    COMPANY, a Colorado corporation
By:/s/ Richard M Sapkin                 By:  /s/ John D Morton
Name:  Richard M Sapkin                          John D Morton
Its: Manager                            Its: President






                            Exhibit A

                  Legal Description

Parcel One

Lot 2, Block 1, Sports & Recreation Addition to Wichita, Sedgwick County, Kansas, more specifically described as follows:
Beginning at the Northeast comer of Lot 2. Block 1 Sports & Recreation Addition to Wichita Sedgwick County Kansas; thence, South 0 degrees 00' 00" East a distance of 500.00 feet to the Southeast comer of said Lot 2; thence North 90 degrees 00' 00" West a distance of 490.90 feet to the Southwest corner of said Lot 2; thence North 0 degrees 00' 00" East a distance of 500.00 feet to the Northwest comer of said Lot 2; thence, North 90 degrees 00' 00" East a distance of 490.90 feet to the point of beginning;

Parcel Two

Together with Easement for Joint Access over the North 75 feet of the East 25 feet of Lot 1, Block 1 Sports & Recreation Addition to Wichita, Sedgwick County Kansas as set forth on Film 1489, page 1020.

Parcel Three

Together with Reciprocal Easement and Use Restriction Agreement over the following described premises Commencing at the Northeast comer of Lot 1, Block 1, Sports & Recreation Addition to Wichita Sedgwick County, Kansas; thence South along the East line of said Lot 1 a distance of 75.00 feet for the point of beginning; thence continuing South without deflection 381.94 feet; thence with a deflection angle 89 degrees 57' 01" right West 140.43 feet; thence following the arc of a curve to the left having a radius of 63.00 feet Southwesterly 48.77 feet; thence continuing tangent from said curve 10.21 feet to the Westerly line of said Lot 1; thence with a deflection angle 90 degrees 00' 00" right Northwesterly along the Westerly line of said Lot 1 at a distance of 30.00 feet; thence with a deflection angle 90 degrees 00' 00" right Northeasterly 10.21 feet; thence following the arc of a curve to the right having a radius of 93.00 feet Northeasterly 72.00 feet; thence continuing tangent from said curve 95.48 feet; thence following the arc or a curve to the left having a radius of30.00 feet Northeasterly
47.10 feet; thence continuing tangent from said Curve and parallel with the East line of said Lot 1 at a distance of 321.98 feet; thence with a deflection angle 90 degrees 00' 00" right
East parallel with the North line of said Lot 1, a distance of
15.00 feet to the point of beginning, as set forth on Film 1652, page 1358.

Parcel Four

Together with Private Drainage Easement over, along and under the following described tract of land. The centerline of a 10 foot drainage easement described as follows: Beginning at a point on the East line and 15 feet South of the Northeast comer of Lot 1, Block 1, of said Addition, thence West parallel to and 15 feet South of the North line of said Lot 1,305 feet; thence Northwesterly to a point on the West line and 5 feet South of the Northwest corner of said Lot 1 and

The centerline of a 10 foot drainage easement described as follows: Beginning at a point on the East line and 39 feet North of the Southeast comer of Lot 1, Block 1, of said Addition; thence South westerly to a point on the West line and 46.03 feet Northwest of the Southwest comer of said Lot 1.